CHAR1\1316557v10 [EXECUTION COPY] Published CUSIP Number: 78571QAA5 AMENDED AND RESTATED CREDIT AGREEMENT Dated as of July 29, 2013 among SABRA HEALTH CARE LIMITED PARTNERSHIP as Borrower, SABRA HEALTH CARE REIT, INC., as REIT Guarantor, THE OTHER GUARANTORS PARTY HERETO, THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, BARCLAYS BANK PLC CITIBANK, N.A. CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK RBS CITIZENS, N.A. ROYAL BANK OF CANADA and WELLS FARGO BANK, N.A., as Co-Documentation Agents and MERRILL LYNCH, PIERCE, FENNER & SMITH, as Sole Lead Arranger and Sole Book Manager

i CHAR1\1316557v10 TABLE OF CONTENTS Article and Section Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ...................................................................... 1 1.01 Defined Terms. .................................................................................................................... 1 1.02 Interpretive Provisions. ..................................................................................................... 34 1.03 Accounting Terms. ............................................................................................................ 34 1.04 Rounding. .......................................................................................................................... 35 1.05 References to Agreements and Laws. ............................................................................... 35 1.06 Times of Day. .................................................................................................................... 35 1.07 Letter of Credit Amounts. ................................................................................................. 35 ARTICLE II COMMITMENTS AND EXTENSION OF CREDITS ........................................................ 36 2.01 Commitments. ................................................................................................................... 36 2.02 Borrowings, Conversions and Continuations. ................................................................... 38 2.03 Additional Provisions with respect to Letters of Credit. ................................................... 39 2.04 Additional Provisions with respect to Swing Line Loans. ................................................ 47 2.05 Repayment of Loans. ........................................................................................................ 49 2.06 Prepayments. ..................................................................................................................... 49 2.07 Termination or Reduction of Commitments. .................................................................... 50 2.08 Interest. .............................................................................................................................. 50 2.09 Fees. .................................................................................................................................. 51 2.10 Computation of Interest and Fees. .................................................................................... 52 2.11 Payments Generally. ......................................................................................................... 53 2.12 Sharing of Payments. ........................................................................................................ 55 2.13 Evidence of Debt. .............................................................................................................. 56 2.14 [Reserved]. ........................................................................................................................ 56 2.15 [Reserved]. ........................................................................................................................ 56 2.16 Cash Collateral. ................................................................................................................. 56 2.17 Defaulting Lenders. ........................................................................................................... 57 2.18 Extension of Maturity Date. .............................................................................................. 59 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY ...................................................... 60 3.01 Taxes. ................................................................................................................................ 60 3.02 Illegality. ........................................................................................................................... 64 3.03 Inability to Determine Rates. ............................................................................................ 64 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Loans. 65 3.05 Funding Losses. ................................................................................................................ 66 3.06 Matters Applicable to all Requests for Compensation. ..................................................... 66 3.07 Survival. ............................................................................................................................ 67 ARTICLE IV CONDITIONS PRECEDENT TO EXTENSION OF CREDITS ........................................ 67 4.01 Conditions to Closing Date. .............................................................................................. 67 4.02 Conditions to all Extensions of Credit. ............................................................................. 70 ARTICLE V REPRESENTATIONS AND WARRANTIES ..................................................................... 71 5.01 Financial Statements; No Material Adverse Effect. .......................................................... 71 5.02 Existence, Qualification and Power. ................................................................................. 72

ii CHAR1\1316557v10 5.03 Authorization; No Contravention. ..................................................................................... 72 5.04 Binding Effect. .................................................................................................................. 73 5.05 Litigation. .......................................................................................................................... 73 5.06 Compliance with ERISA. .................................................................................................. 73 5.07 Environmental Matters. ..................................................................................................... 74 5.08 Margin Regulations; Investment Company Act. ............................................................... 75 5.09 Compliance with Laws. ..................................................................................................... 75 5.10 Ownership of Property; Liens. .......................................................................................... 75 5.11 Corporate Structure; Capital Stock, Etc. ........................................................................... 75 5.12 Real Property Assets; Leases. ........................................................................................... 76 5.13 Facility Leases; Additional Contractual Obligations. ....................................................... 77 5.14 [Reserved]. ........................................................................................................................ 77 5.15 Solvency. ........................................................................................................................... 77 5.16 Taxes. ................................................................................................................................ 77 5.17 Insurance. .......................................................................................................................... 78 5.18 No Default. ........................................................................................................................ 78 5.19 [Reserved]. ........................................................................................................................ 78 5.20 Disclosure. ......................................................................................................................... 78 5.21 Governmental Authorization; Other Consents. ................................................................. 78 5.22 Anti-Terrorism Laws. ........................................................................................................ 79 5.23 Collateral Documents. ....................................................................................................... 79 ARTICLE VI AFFIRMATIVE COVENANTS ......................................................................................... 79 6.01 Financial Statements. ........................................................................................................ 79 6.02 Certificates; Other Information. ........................................................................................ 80 6.03 Preservation of Existence and Franchises. ........................................................................ 82 6.04 Books and Records. ........................................................................................................... 83 6.05 Compliance with Law. ...................................................................................................... 83 6.06 Payment of Obligations. .................................................................................................... 83 6.07 Insurance. .......................................................................................................................... 84 6.08 Maintenance of Property. .................................................................................................. 84 6.09 Visits and Inspections. ...................................................................................................... 84 6.10 Use of Proceeds. ................................................................................................................ 84 6.11 Financial Covenants. ......................................................................................................... 85 6.12 Environmental Matters. ..................................................................................................... 86 6.13 REIT Status. ...................................................................................................................... 86 6.14 Joinder as Guarantor. ........................................................................................................ 87 6.15 Further Assurances. ........................................................................................................... 88 6.16 Compliance With Facility Leases. .................................................................................... 88 6.17 [Reserved]. ........................................................................................................................ 88 6.18 Borrowing Base Certificates; Facility Leases. .................................................................. 88 ARTICLE VII NEGATIVE COVENANTS ............................................................................................... 89 7.01 Liens. ................................................................................................................................. 89 7.02 Indebtedness. ..................................................................................................................... 90 7.03 Secured Indebtedness; Unencumbered Assets. ................................................................. 91 7.04 Investments. ...................................................................................................................... 92 7.05 [Reserved]. ........................................................................................................................ 93 7.06 Fundamental Changes. ...................................................................................................... 93 7.07 Dispositions. ...................................................................................................................... 93 7.08 Business Activities. ........................................................................................................... 94

iii CHAR1\1316557v10 7.09 Transactions with Affiliates and Insiders. ......................................................................... 94 7.10 Organization Documents; Fiscal Year. ............................................................................. 95 7.11 Modifications to Facility Leases. ...................................................................................... 95 7.12 Ownership of Subsidiaries. ............................................................................................... 95 7.13 No Further Negative Pledges. ........................................................................................... 96 7.14 Limitation on Restricted Actions. ..................................................................................... 96 7.15 Accounting Changes. ........................................................................................................ 96 7.16 Sanctions. .......................................................................................................................... 96 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES .................................................................... 97 8.01 Events of Default. ............................................................................................................. 97 8.02 Remedies Upon Event of Default. .................................................................................... 99 8.03 Application of Funds. ...................................................................................................... 100 ARTICLE IX ADMINISTRATIVE AGENT ........................................................................................... 101 9.01 Appointment and Authority. ........................................................................................... 101 9.02 Rights as a Lender. .......................................................................................................... 101 9.03 Exculpatory Provisions. .................................................................................................. 102 9.04 Reliance by Administrative Agent. ................................................................................. 103 9.05 Delegation of Duties. ...................................................................................................... 103 9.06 Resignation of Administrative Agent. ............................................................................. 103 9.07 Non-Reliance on Administrative Agent and Other Lenders. .......................................... 104 9.08 No Other Duties; Etc. ...................................................................................................... 105 9.09 Administrative Agent May File Proofs of Claim. ........................................................... 105 9.10 Collateral and Guaranty Matters. .................................................................................... 105 9.11 Addition/Removal of Borrowing Base Assets. ............................................................... 106 ARTICLE X MISCELLANEOUS............................................................................................................ 108 10.01 Amendments, Etc. ........................................................................................................... 108 10.02 Notices; Effectiveness; Electronic Communications. ..................................................... 109 10.03 No Waiver; Cumulative Remedies; Enforcement. .......................................................... 111 10.04 Expenses; Indemnity; Damage Waiver. .......................................................................... 112 10.05 Payments Set Aside. ........................................................................................................ 114 10.06 Successors and Assigns. .................................................................................................. 114 10.07 Treatment of Certain Information; Confidentiality. ........................................................ 118 10.08 Set-off. ............................................................................................................................. 119 10.09 Interest Rate Limitation. .................................................................................................. 120 10.10 Counterparts; Integration; Effectiveness. ........................................................................ 120 10.11 Survival of Representations and Warranties. .................................................................. 120 10.12 Severability. .................................................................................................................... 120 10.13 Replacement of Lenders. ................................................................................................. 121 10.14 Governing Law; Jurisdiction; etc.. .................................................................................. 121 10.15 WAIVER OF RIGHT TO TRIAL BY JURY. ................................................................ 122 10.16 No Conflict. ..................................................................................................................... 123 10.17 No Advisory or Fiduciary Responsibility. ...................................................................... 123 10.18 Electronic Execution of Assignments and Certain Other Documents. ........................... 123 10.19 USA Patriot Act Notice. .................................................................................................. 124 10.20 California Real Property Assets. ..................................................................................... 124 ARTICLE XI GUARANTY ..................................................................................................................... 124 11.01 The Guaranty ................................................................................................................... 124

iv CHAR1\1316557v10 11.02 Obligations Unconditional .............................................................................................. 125 11.03 Reinstatement .................................................................................................................. 126 11.04 Certain Additional Waivers ............................................................................................. 126 11.05 Remedies ......................................................................................................................... 126 11.06 Rights of Contribution..................................................................................................... 127 11.07 Guarantee of Payment; Continuing Guarantee ................................................................ 127 11.08 Release of Subsidiary Guarantors; Certain Exempt Subsidiaries ................................... 127 11.09 Keepwell ......................................................................................................................... 128

v CHAR1\1316557v10 SCHEDULES 2.01 Lenders and Commitments 5.11 Corporate Structure; Capital Stock 5.12 Real Property Asset Matters Part I Borrowing Base Assets Part II Other Real Property Assets Part III Delinquent Tenants Part IV Material Sub-leases 5.13 Facility Leases 5.17 Insurance Certificates 5.22 Patriot Act Information 7.01 Liens 7.02 Indebtedness 7.04 Investments 10.02 Notice Addresses EXHIBITS A Form of Loan Notice B Form of Revolving Note C-1 Form of Compliance Certificate C-2 Form of Borrowing Base Certificate D Form of Assignment and Assumption E Form of Subsidiary Guarantor Joinder Agreement F Form of Lender Joinder Agreement G Form of Pledge Agreement

CHAR1\1316557v10 AMENDED AND RESTATED CREDIT AGREEMENT This AMENDED AND RESTATED CREDIT AGREEMENT (as amended, modified, restated or supplemented from time to time, this “Credit Agreement” or this “Agreement”), entered into as of July 29, 2013 by and among SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), SABRA HEALTH CARE REIT, INC., a Maryland corporation (together with its successors, the “REIT Guarantor”), the other Guarantors identified herein, the Lenders (as defined herein), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (each, as defined herein), amends and restates that certain Credit Agreement dated as of November 3, 2010 by and among the Borrower and certain of its Affiliates, as borrowers, the guarantors party thereto, the lenders party thereto and Bank of America, N.A, as administrative agent for such lenders (as amended, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”). WHEREAS, the Borrower has requested that the Lenders hereunder provide a revolving credit facility in an amount of $375,000,000 (the “Credit Facility”), and the Lenders are willing to do so on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Credit Agreement, the following terms have the meanings set forth below: “Administrative Agent” means Bank of America in its capacity as administrative agent for the Lenders under any of the Credit Documents, or any successor administrative agent. “Administrative Agent’s Fee Letter” means the letter agreement dated as of May 6, 2013 among the Borrower, the REIT Guarantor, the Arranger and the Administrative Agent, as amended and modified. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

"Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

"Agent-Related Persons" means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

"Aggregate Commitments" means the Commitments of all the Lenders.

"Aggregate Mortgageability Amount" means, with respect to any pool of Borrowing Base Assets as of any date of determination, the sum of the respective Mortgageability Amounts of each of the Borrowing Base Assets in such pool.

"Aggregate Commitments" means the Revolving Commitments of all the Lenders.

"Aggregate Committed Amount" has the meaning provided in Section 2.01(a), as increased from time to time pursuant to Section 2.01(d).

"Agreement" has the meaning provided in the introductory paragraph hereof.

"Applicable Percentage" means each of the following percentages per annum, as applicable, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

| **Applicable Percentage** | | | | |
|---|---|---|---|---|
| **Pricing Level** | **Consolidated Leverage Ratio** | **Eurodollar Loans** | **Base Rate Loans** | **Letter of Credit Fee** |
| **1** | ≤ 3.00 to 1.00 | 2.50% | 1.50% | 2.50% |
| **2** | > 3.00 to 1.00 but ≤ 4.00 to 1.00 | 2.75% | 1.75% | 2.75% |
| **3** | > 4.00 to 1.00 but ≤ 5.00 to 1.00 | 3.00% | 2.00% | 3.00% |
| **4** | > 5.00 to 1.00 | 3.50% | 2.50% | 3.50% |

Any increase or decrease in the Applicable Percentage resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered within ten (10) days after being due in accordance with such Section, then Pricing Level 4 shall apply as of the eleventh ($11^{th}$) day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day after the date on which such Compliance Certificate is delivered. The Applicable Percentages in effect from the Closing Date through the date that the Borrower delivers the Compliance Certificate for the fiscal quarter ending June 30, 2013 shall be determined based

2

CHAR1\1316557v10

CHAR1\1316557v10 3 upon Pricing Level 3. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Percentage for any period shall be subject to the provisions of Section 2.10(b). “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as sole lead arranger and sole book manager. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D or any other form approved by the Administrative Agent. “Attorney Costs” means and includes all reasonable and documented fees, expenses and disbursements of any law firm or other external counsel. “Attributable Principal Amount” means (a) in the case of capital leases, the amount of capital lease obligations determined in accordance with GAAP, (b) in the case of Synthetic Leases, an amount determined by capitalization of the remaining lease payments thereunder as if it were a capital lease determined in accordance with GAAP, (c) in the case of Securitization Transactions, the outstanding principal amount of such financing, after taking into account reserve amounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment and (d) in the case of Sale and Leaseback Transactions, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease. “Audited Financial Statements” means the audited consolidated balance sheet of the Consolidated Parties for the fiscal year ended December 31, 2012, and the related consolidated statements of earnings, shareholders’ equity and cash flows for such fiscal year of the Consolidated Parties, including the notes thereto. “Bank of America” means Bank of America, N.A., together with its successors. “Bankruptcy Event” means, with respect to any Person, the occurrence of any of the following: (a) the entry of a decree or order for relief by a court or governmental agency in an involuntary case under any applicable Debtor Relief Law or any other bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment by a court or governmental agency of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or the ordering of the winding up or liquidation of its affairs by a court or governmental agency and such decree, order or

CHAR1\1316557v10 4 appointment is not vacated or discharged within sixty (60) days of its filing; or (b) the commencement against such Person of an involuntary case under any applicable Debtor Relief Law or any other bankruptcy, insolvency or other similar law now or hereafter in effect, or of any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed for a period of sixty (60) consecutive days, or the repossession or seizure by a creditor of such Person of a substantial part of its Property; or (c) such Person shall commence a voluntary case under any applicable Debtor Relief Law or any other bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or the taking possession by a receiver, liquidator, assignee, creditor in possession, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (d) the filing of a petition by such Person seeking to take advantage of any Debtor Relief Law or any other applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, or (e) such Person shall fail to contest in a timely and appropriate manner (and if not dismissed within sixty (60) days) or shall consent to any petition filed against it in an involuntary case under such bankruptcy laws or other applicable Law or consent to any proceeding or action relating to any bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts with respect to its assets or existence, or (f) such Person shall admit in writing an inability to pay its debts generally as they become due. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Rate determined on such day (or if no such rate is determined on such day, the next preceding day for which a Eurodollar Rate is determined) for a Eurodollar Loan with an Interest Period of one month plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Borrower” shall have the meaning given to such term in the introductory paragraph hereof. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means (a) a borrowing consisting of simultaneous Loans of the same Type and, in the case of Eurodollar Loans, having the same Interest Period, or (b) a borrowing of Swing Line Loans, as appropriate.

CHAR1\1316557v10 5 “Borrowing Base Amount” means, as of any date and subject to the provisions of Section 9.11, an amount equal to the Aggregate Mortgageability Amount as of such date for Borrowing Base Assets; provided, however (i) at no time shall more than 15% of the Borrowing Base Amount be attributable to Borrowing Base Assets subject to Eligible Ground Leases, (ii) no single Borrowing Base Asset (other than the Texas Regional Medical Center at Sunnyvale) shall represent more than 20% of the Borrowing Base Amount), (iii) all Real Property Assets included in the determination of the Borrowing Base Amount that are medical office buildings, life science facilities or other office space, shall have an aggregate Occupancy Rate equal to or greater than eighty percent 80%, (iv) all Real Property Assets included in the determination of the Borrowing Base Amount that that are skilled nursing facilities, shall have a ratio of Tenant EBITDAR to annual cash rent payable for all such skilled nursing facilities (including mental health facilities) at the end of any quarter not less than (a) 1.25 to 1.00 (on a weighted average basis) for the four (4) full fiscal quarters following the Closing Date and (b) 1.30 to 1.00 (on a weighted average) for each fiscal quarter thereafter, (v) all Real Property Assets included in the determination of the Borrowing Base Amount that are senior housing facilities (assisted living facilities, memory care facilities, independent living facilities or continuing care retirement communities), shall have a ratio of Tenant EBITDAR to annual rent for all such senior housing facilities at the end of any quarter not less than 1.10 to 1.00 (on a weighted average basis) and (vi) all Real Property Assets included in the determination of the Borrowing Base Amount that are hospitals shall have a ratio of Tenant EBITDAR to annual rent for all such hospitals at the end of any quarter not less than 1.85 to 1.00 (on a weighted average basis). “Borrowing Base Asset” means a Real Property Asset which, as of any date of determination, satisfies all of the following requirements: (a) such Real Property Asset is 100% owned by a Credit Party in fee simple or pursuant to the terms of an Eligible Ground Lease; (b) the Administrative Agent, on behalf of the Lenders, shall have received each of the Borrowing Base Asset Deliverables with respect to such Real Property Asset, in each case in form and substance acceptable to the Administrative Agent in its reasonable discretion; (c) such Real Property Asset is not subject to any Lien (other than a Permitted Lien described in clauses (a) through (j) of Section 7.01) or any Negative Pledge (other than pursuant to an Eligible Ground Lease); (d) such Real Property Asset is free of all material mechanical and structural defects, or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Real Property Asset; (e) such Real Property Asset has been fully developed for use as a Healthcare Facility; (f) such Real Property Asset is leased to and operated by an Eligible Tenant pursuant to a Facility Lease reasonably acceptable to the Administrative Agent; (g) no required rental payment, principal or interest payment, payments of real property taxes (except taxes which are being contested in good faith and for which adequate reserves have been established in accordance with GAAP) or payments of premiums on insurance policies payable to the applicable Borrowing Base Guarantor-owner with respect to such Real Property Asset is past due beyond the earlier of the applicable grace period with respect thereto, if any, and sixty (60) days; (h) no event of default (after the expiration of any applicable notice and/or cure period) has occurred and is then-continuing under any Facility Lease applicable to such Real Property Asset; (i) no Facility Lease applicable to such Real Property Asset shall have been terminated without the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld, delayed or conditioned); (j) no

CHAR1\1316557v10 6 condemnation or condemnation proceeding shall have been instituted (and remain undismissed for a period of ninety (90) consecutive days), in each case, with respect to a material portion of the Real Property Asset; (k) no material casualty event shall have occurred with respect to the improvements located on such Real Property Asset which is not able to be fully remediated with available insurance proceeds and/or funds a Borrowing Base Guarantor has put into escrow; and (l) no Hazardous Substances are located on or under such Real Property Asset and no other environmental conditions exist in connection with such Real Property Asset which constitute a violation of any Environmental Law. “Borrowing Base Assets” means a collective reference to all Borrowing Base Assets in existence at any given time. “Borrowing Base Asset Deliverables” means, with respect to any Real Property Asset which is proposed for qualification as a “Borrowing Base Asset” hereunder, a collective reference to each of the following (with each such item to be in form and substance reasonably acceptable to the Administrative Agent) items to be satisfied as a condition to such Real Property Asset initially becoming a Borrowing Base Asset: (a) a fully executed copy of the Facility Lease with respect to such Real Property Asset; (b) evidence as to whether the applicable Real Property Asset is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and if such Real Property Asset is a Flood Hazard Property, (i) the applicable Borrower’s written acknowledgment of receipt of written notification from the Administrative Agent (A) as to the fact that such Real Property Asset is a Flood Hazard Property and (B) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (ii) copies of insurance policies or certificates of insurance evidencing flood insurance satisfactory to the Administrative Agent; (c) copies of all existing material subleases which would be required to be disclosed on Part IV of Schedule 5.12 hereof with respect to such Real Property Asset if approved as a Borrowing Base Asset; (d) evidence that the Tenant under the applicable Facility Lease is an Eligible Tenant; (e) a Phase I environmental assessment from an environmental consultant acceptable to the Administrative Agent, dated as of a date acceptable to the Administrative Agent and indicating that, as of such date, no Hazardous Substances or other conditions on, under or with respect to the applicable Real Property Asset constitute a violation of any Environmental Laws and that, in any case, no commercially unreasonable amount of any Hazardous Substances are located on or under such Real Property Asset, taking into account the use of such Real Property Asset;

CHAR1\1316557v10 7 (f) evidence of insurance coverage with respect to such Real Property Asset meeting the requirements set forth herein, as required pursuant to the terms hereof. “Borrowing Base Certificate” shall mean a certificate substantially in the form of Exhibit C-2 hereto delivered to the Administrative Agent pursuant to Section 6.02(b), Section 6.18 or more frequently at the option of the Borrower and (a) setting forth each Real Property Asset of the Borrowing Base Guarantors, identifying which such Real Property Assets are Borrowing Base Assets and certifying (subject to the qualifications set forth in clause (b) herein) the Borrowing Base Amount with respect to each such Borrowing Base Asset, (b) certifying (in the Borrower’s good faith and based upon its own information and the information made available to any Borrowing Base Guarantor by the applicable Tenants, which information the Borrower and such Borrowing Base Guarantor believe in good faith to be true and correct in all material respects) (i) as to the calculation of the Borrowing Base Amount as of the date of such certificate and (ii) that each Real Property Asset used in the calculation of the Borrowing Base Amount meets each of the criteria for qualification as a Borrowing Base Asset and (c) providing such other information with respect to the Real Property Assets and/or the Borrowing Base Assets as the Administrative Agent may reasonably require. “Borrowing Base Guarantor” means each Credit Party which is a Subsidiary of the Borrower and which owns a Borrowing Base Asset, together with each Subsidiary of the Borrower subsequently created or acquired which becomes a Borrowing Base Guarantor pursuant to Section 6.14(a) hereof. “Business” or “Businesses” means, at any time, a collective reference to the businesses operated by the respective Consolidated Parties, as applicable, at such time. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, in the State of New York or the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Loan, means any such day that is also a London Banking Day. “Capital Lease” means a lease that would be capitalized on a balance sheet of the lessee prepared in accordance with GAAP. “Capital Stock” means (a) in the case of a corporation, capital stock (including preferred capital stock), (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person. “Cash Collateral” means cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer pledged and deposited with or delivered to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations.

CHAR1\1316557v10 8 “Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by (i) the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (each an “Approved Bank”), in each case with maturities of not more than two hundred seventy (270) days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments (classified in accordance with GAAP as current assets) in money market investment programs registered under the Investment Company Act of 1940, as amended, that are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subclauses hereof. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued. “Change of Control” means the occurrence of any of the following events: (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, voting stock of the REIT Guarantor (or other securities convertible into such voting stock) representing thirty-five percent (35%) or more of the combined voting power of all voting stock of the REIT Guarantor, (ii) during any period of up to twenty-four (24) consecutive months, commencing after the Closing Date, individuals who at the beginning of such twenty- four (24) month period were directors of the REIT Guarantor (together with any new director

CHAR1\1316557v10 9 whose election by the REIT Guarantor’s Board of Directors or whose nomination for election by the REIT Guarantor’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the REIT Guarantor then in office. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 or (iii) the occurrence of a “Change of Control” or any equivalent term or concept under either of the Sabra Senior Note Indentures. “Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01. “Collateral” means a collective reference to all personal Property with respect to which Liens in favor of the Administrative Agent are either executed, identified or purported to be granted pursuant to and in accordance with the terms of the Collateral Documents. “Collateral Documents” means a collective reference to the Pledge Agreement and any UCC financing statements securing payment hereunder, or any other documents securing the Obligations under this Credit Agreement or any other Credit Document. “Commitment” means the Revolving Commitment, the L/C Commitment and the Swing Line Commitment. “Commitment Period” means the period from and including the Closing Date to the earlier of (a) in the case of Revolving Loans and Swing Line Loans, the Maturity Date, and, in the case of the Letters of Credit, the Letter of Credit Expiration Date, and (b) the date on which the Revolving Commitments shall have been terminated as provided herein. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Compliance Certificate” means a certificate substantially in the form of Exhibit C-1; provided that each such Compliance Certificate shall, in any case, include (without limitation): (a) a Borrowing Base Certificate in the form of Exhibit C-2; (b) an updated version of Schedules 5.11, 5.12, 5.13 and 5.17 along with a summary of changes made to such schedules since the previous delivery thereof; provided, further, that upon the delivery of such updated schedules, then Schedule 5.11, Schedule 5.12, Schedule 5.13 and Schedule 5.17 shall each be deemed to have been amended and restated to read in accordance with the applicable updated schedule and the representations and warranties with respect thereto shall apply to such amended and restated schedules and (c) supporting documents and materials reasonably required by the Administrative Agent for the evidencing of the calculations and certifications made in connection therewith. “Consolidated Cash Taxes” means, as of any date for the four fiscal quarter period ending on such date with respect to the Consolidated Parties on a consolidated basis, the aggregate of all Federal, state and foreign income taxes, as determined in accordance with

CHAR1\1316557v10 10 GAAP, to the extent the same are paid in cash; including, in any event, a pro rata share of the foregoing items and components attributable to interests in joint ventures. “Consolidated EBITDA” means, for any period, for the Consolidated Parties, the sum of (a) net income of the Consolidated Parties, in each case, excluding any non-recurring or extraordinary gains and losses (including, without limitation, any costs related to an acquisition or other Disposition and all amounts allocated pursuant to the tax allocation agreement executed in connection with the Separation), plus (b) an amount which, in the determination of net income for such period pursuant to clause (a) above, has been deducted for or in connection with (i) Consolidated Interest Expense, (ii) the amount of income taxes (or minus the amount of tax benefits), (iii) depreciation and amortization, and (iv) non-cash compensation expenses to officers, directors and employees of the Consolidated Parties, in each case on a consolidated basis determined in accordance with GAAP; including, in any event, a pro rata share of the foregoing items and components attributable to interests in joint ventures. “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA to (b) Consolidated Fixed Charges of the Consolidated Parties for the most recently completed four (4) fiscal quarters. “Consolidated Fixed Charges” means, for any period, for the Consolidated Parties on a consolidated basis, the sum of (a) Consolidated Interest Expense, plus (b) current scheduled principal payments of Consolidated Funded Debt for such period (including, for purposes hereof, payments in connection with current scheduled reductions in commitments, but excluding any “balloon” payment or final payment at maturity that is significantly larger than the scheduled payments that preceded it), plus (c) the aggregate amount of Consolidated Cash Taxes, plus (d) dividends and distributions on preferred stock, if any, for such period, in each case, as determined in accordance with GAAP; including, in any event, a pro rata share of the foregoing items and components attributable to interests in joint ventures. “Consolidated Funded Debt” means, as of any date of determination, all Funded Debt of the Consolidated Parties determined on a consolidated basis in accordance with GAAP; including, in any event, a pro rata share of the foregoing items and components attributable to interests in joint ventures. “Consolidated Interest Expense” means, for any period, for the Consolidated Parties on a consolidated basis, all interest expense and letter of credit fee expense, as determined in accordance with GAAP during such period; provided, that interest expenses shall, in any event, (a) include the interest component under Capital Leases and the implied interest component under Securitization Transactions and include a pro rata share of the foregoing items and components attributable to interests in joint ventures, and (b) exclude (i) the amortization of any deferred financing fees, debt issuance costs, commissions and expenses, (ii) any expense resulting from the discounting of any outstanding Indebtedness in connection with the application of purchase accounting in connection with any acquisition or other Disposition and (iii) non-cash costs associated with Swap Agreements.

CHAR1\1316557v10 11 “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Debt to (b) Consolidated EBITDA for the most recently completed four (4) fiscal quarters. “Consolidated Parties” means the REIT Guarantor and its Subsidiaries determined on a consolidated basis in accordance with GAAP and “Consolidated Party” means any one of the “Consolidated Parties”, exclusive of any entity which is being required to be consolidated with the REIT Guarantor solely as a result of such entity being a “variable interest entity” pursuant to GAAP, provided that the REIT Guarantor or any other Subsidiary of the REIT Guarantor (exclusive of such “variable interest entity”) has no recourse liability for any Indebtedness of such “variable interest entity”. “Consolidated Secured Funded Debt” means, as of any date of determination, all Funded Debt of the Consolidated Parties determined on a consolidated basis in accordance with GAAP that is secured by a Lien. “Consolidated Secured Recourse Funded Debt” means any Consolidated Secured Funded Debt, in respect of which recourse for payment (exclusive of any “non-recourse debt” whereby the payee’s remedies are limited to specific, identified assets of the payor which secure such debt and where the payor has no personal liability beyond the loss of such specified asset other than liability for fraud, material misrepresentation, misapplication of funds, environmental indemnities, and other typical exceptions to non-recourse liability) is to the Consolidated Parties. “Consolidated Tangible Net Worth” means, for the Consolidated Parties as of any date of determination, (a) stockholders’ equity on a consolidated basis determined in accordance with GAAP, but with no upward adjustments due to any revaluation of assets, less (b) all Intangible Assets, plus (c) all accumulated depreciation, all determined in accordance with GAAP. “Consolidated Total Assets” means, for any Person as of any date, the sum of (i) in the case of any Real Property Assets that were owned as of the closing of the Separation and the REIT Conversion Merger, the Real Estate Revenues specified for such Real Property Assets, divided by 0.0975, plus (ii) the cost (original cost plus capital improvements before depreciation and amortization) of all Real Property Assets acquired after the closing of the Separation and the REIT Conversion Merger that are then owned by such Person or any of its Restricted Subsidiaries and (iii) the book value of all assets (excluding Real Property Assets and intangibles) of such Person and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to

CHAR1\1316557v10 12 be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote twenty-five percent (25%) or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent. “Credit Agreement” has the meaning given to such term in the introductory paragraph hereof. “Credit Documents” means this Credit Agreement, the Collateral Documents, the Notes, the Administrative Agent’s Fee Letter, the Letters of Credit, the Subsidiary Guarantor Joinder Agreements, the Borrowing Base Certificates and the Compliance Certificates. “Credit Party” means, as of any date, the Borrower or any Guarantor (including the REIT Guarantor) which is a party to the Guaranty as of such date; and “Credit Parties” means a collective reference to each of them. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event, act or condition that, with notice, the passage of time, or both, would constitute an Event of Default. “Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Percentage, if any, applicable to Base Rate Loans plus (c) two percent (2%) per annum, to the fullest extent permitted by applicable Law. “Defaulting Lender” means, subject to Section 2.17(b), any Lender that, as determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swing Line Loans, within three Business Days of the date required to be funded by it hereunder, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

CHAR1\1316557v10 13 “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Dollar” or “$” means the lawful currency of the United States. “Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent (such approval not to be unreasonably withheld or delayed), and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the REIT Guarantor or any of the REIT Guarantor’s Affiliates or Subsidiaries. “Eligible Ground Lease” means, at any time, a ground lease (a) under which a Credit Party is the lessee and is the fee owner of (or leases) the structural improvements located thereon, (b) that has a remaining term of not less than thirty (30) years (including the initial term and any additional extension options that are solely at the option of such Credit Party), (c) where no party to such lease is subject to a then-continuing Bankruptcy Event, (d) such ground lease (or a related document executed by the applicable ground lessor) contains customary provisions protective of a first mortgage lender to the lessee and (e) where such Credit Party’s interest in the underlying Real Property Asset or the lease is not subordinate to any Lien other than the Eligible Ground Lease itself, any fee mortgage (if such fee mortgage has non-disturbed such Credit Party pursuant to a non-disturbance agreement reasonable satisfactory to the Administrative Agent), any Permitted Liens and other encumbrances reasonably acceptable to the Administrative Agent, in their discretion. “Eligible Tenant” means a Tenant which (a) is not in arrears on any required rental payment, principal or interest payment, payments of real property taxes or payments of premiums on insurance policies with respect to its lease beyond the later of (i) the applicable grace period with respect thereto, if any, and (ii) sixty (60) days; (b) is not subject to a then continuing Bankruptcy Event; and (c) is reasonably acceptable in all material respects to the Administrative Agent (it being understood that for purposes of this clause (c), Affiliates of Genesis Healthcare, Cadia Healthcare Group, Texas Regional Medical Center, Ltd., Meridian Realty Advisors, Fox Subacute Management Inc. and Retirement Living Management will be deemed acceptable as of the Closing Date). “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Substances into the environment, including those related to wastes, air emissions and discharges to waste or public systems.

CHAR1\1316557v10 14 “Equity Transaction” means, with respect to any member of the Consolidated Parties, any issuance or sale of shares of its Capital Stock, other than an issuance (a) to any of the Consolidated Parties, (b) in connection with a conversion of debt securities to equity or one type of equity securities into another type of equity securities, (c) in connection with the exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement, or (d) in connection with any acquisition permitted hereunder. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the REIT Guarantor within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the REIT Guarantor or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the REIT Guarantor or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition that could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability by a Governmental Authority under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the REIT Guarantor or any ERISA Affiliate. “Eurodollar Base Rate” means: (a) For any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the London Interbank Offered Rate or successor thereto as approved by the Administrative Agent (“LIBOR”), as published by Reuters (or other commercially available source providing quotations of LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. (b) For any day with respect to an interest rate calculation for a Base Rate Loan, the rate per annum equal to LIBOR at approximately 11:00 a.m., London time, two (2) Business Days prior to such date for Dollar deposits (for delivery on such day) being delivered in the London interbank market with a term equivalent to one month.

CHAR1\1316557v10 15 “Eurodollar Loan” means a Loan that bears interest at a rate based on the Eurodollar Rate other than a Loan that bears interest at the Base Rate as determined by clause (c) of the first sentence of the definition of “Base Rate”. “Eurodollar Rate” means for any Interest Period with respect to any Eurodollar Loan or any Base Rate Loan bearing interest at a rate based on the Eurodollar Rate, a rate per annum determined by the Administrative Agent pursuant to the following formula: Eurodollar Rate = Eurodollar Base Rate 1.00 - Eurodollar Reserve Percentage “Eurodollar Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”). The Eurodollar Rate for each outstanding Eurodollar Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage. “Event of Default” has the meaning provided in Section 8.01. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant under a Credit Document by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 11.09 and any and all guarantees of such Guarantor’s Swap Obligations by other Credit Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply to only the portion of such Swap Obligations that is attributable to Swap Contracts for which such Guaranty or security interest becomes illegal. “Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) any backup withholding tax that is required by the Internal Revenue Code to be withheld from amounts payable to a Lender that has failed to comply with clause (A) of Section 3.01(e)(ii), (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 10.13), any United States withholding tax that

CHAR1\1316557v10 16 (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with clause (B) of Section 3.01(e)(ii), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.01(a)(ii) or (iii) and (e) U.S. federal withholding taxes imposed under FATCA. “Existing Credit Agreement” has the meaning set forth in the opening paragraph of this Agreement. “Extension of Credit” means (i) any Borrowing and (ii) any L/C Credit Extension. “Facility Lease” means a lease or master lease with respect to any Real Property Asset owned or leased by any of the Consolidated Parties as lessor, to an Eligible Tenant, which, in the reasonable judgment of the Administrative Agent, is a commercial space lease or is a triple net lease such that such Eligible Tenant is required to pay all taxes, utilities, insurance, maintenance, casualty insurance payments and other expenses with respect to the subject Real Property Asset (whether in the form of reimbursements or additional rent) in addition to the base rental payments required thereunder such that net operating income for such Real Property Asset (before non-cash items and franchise or income taxes) equals the base rent paid thereunder; provided, that each such lease or master lease shall be in form and substance reasonably satisfactory to the Administrative Agent. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant thereto (including any intergovernmental agreements). “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day immediately succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the immediately succeeding Business Day, and (b) if no such rate is so published on such immediately succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to the next 1/100th of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. “Foreign Lender” means any Lender that is organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

CHAR1\1316557v10 17 “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender's Revolving Commitment Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender's participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender's Revolving Commitment Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender's participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “Funded Debt” means, as to any Person (or consolidated group of Persons) at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations for borrowed money, whether current or long-term (including the Obligations hereunder), and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all purchase money indebtedness (including indebtedness and obligations in respect of conditional sales and title retention arrangements, except for customary conditional sales and title retention arrangements with suppliers that are entered into in the ordinary course of business) and all indebtedness and obligations in respect of the deferred purchase price of property or services (other than trade accounts payable incurred in the ordinary course of business and payable on customary trade terms); (c) all direct obligations under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties, surety bonds, comfort letters, keep-well agreements and capital maintenance agreements) to the extent such instruments or agreements support financial, rather than performance, obligations; (d) the Attributable Principal Amount of capital leases and Synthetic Leases; (e) the Attributable Principal Amount of Securitization Transactions; (f) all preferred stock and comparable equity interests providing for mandatory redemption, sinking fund or other like payments;

CHAR1\1316557v10 18 (g) Support Obligations in respect of Funded Debt of another Person (other than Persons in such group, if applicable); and (h) Funded Debt of any partnership or joint venture or other similar entity in which such Person is a general partner or joint venturer, and, as such, has personal liability for such obligations, but only to the extent there is recourse to such Person (or, if applicable, any Person in such consolidated group) for payment thereof. For purposes hereof, the amount of Funded Debt shall be determined based on the outstanding principal amount in the case of borrowed money indebtedness under clause (a) and purchase money indebtedness and the deferred purchase obligations under clause (b), based on the maximum amount available to be drawn in the case of letter of credit obligations and the other obligations under clause (c), and based on the amount of Funded Debt that is the subject of the Support Obligations in the case of Support Obligations under clause (g). For purposes of clarification, “Funded Debt” of Person constituting a consolidated group shall not include inter-company indebtedness of such Persons, general accounts payable of such Persons which arise in the ordinary course of business, accrued expenses of such Persons incurred in the ordinary course of business or minority interests in joint ventures or limited partnerships (except to the extent set forth in clause (h) above). In addition, Funded Debt shall exclude (i) any foreign, federal, state, local or other taxes, or (ii) any indemnification, earnouts, adjustments or holdbacks of purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition or other Disposition of any business, assets or a Subsidiary, other than guarantees of indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such transaction. “Funds From Operations” means, with respect to any period, the REIT Guarantor’s net income (or loss), plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures as hereafter provided. Notwithstanding contrary treatment under GAAP, for purposes hereof, (a) “Funds From Operations” (i) shall include, and be adjusted to take into account, the REIT Guarantor’s interests in unconsolidated partnerships and joint ventures, on the same basis as consolidated partnerships and subsidiaries, as provided in the “white paper” issued in April 2002 by the National Association of Real Estate Investment Trusts, a copy of which has been provided to the Administrative Agent and the Lenders and (ii) shall exclude stock-based compensation expenses and the amortization of financing fees and (b) net income (or loss) shall not include gains (or, if applicable, losses) resulting from or in connection with (i) restructuring of indebtedness, (ii) sales of property or (iii) sales or redemptions of preferred stock. “GAAP” means generally accepted accounting principles in effect in the United States as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board from time to time applied on a consistent basis, subject to the provisions of Section 1.03. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, authority, instrumentality, regulatory body, court,

CHAR1\1316557v10 19 administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantor” means, as of any date, (a) the REIT Guarantor, (b) any Subsidiary Guarantor which is a party to the Guaranty as of such date, (c) with respect to (i) Obligations under any Secured Swap Contract, (ii) Obligations under any Secured Treasury Management Agreement and (iii) any Obligation under any Secured Swap Contract of a Specified Loan Party (determined before giving effect to Section 11.01 and 11.09) under the Guaranty, the Borrower and (d) the successors and permitted assigns of the foregoing; and “Guarantors” means a collective reference to each of them. “Guaranty” means the Guaranty made by the Guarantors under Article XI in favor of the Lenders, together with each joinder agreement delivered pursuant to Section 6.14. “Hazardous Substance” means any toxic or hazardous substance, including petroleum and its derivatives regulated under the Environmental Laws. “Healthcare Facilities” means any skilled nursing facility, assisted living facility, independent living facility, continuing care retirement community, mental health facility, life science facility, medical office building, hospital or other property typically owned by healthcare real estate investment trusts and any ancillary businesses that are incidental to the foregoing. “Healthcare Laws” has the meaning given to such term in Section 5.19(a) hereof. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all Funded Debt; (b) all contingent obligations under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties, surety bonds, comfort letters, keep-well agreements and capital maintenance agreements) to the extent such instruments or agreements support financial, rather than performance, obligations; (c) net obligations under any Swap Contract; (d) Support Obligations in respect of Indebtedness of another Person; and (e) Indebtedness of any partnership or joint venture or other similar entity in which such Person is a general partner or joint venturer, and, as such, has personal liability for such obligations, but only to the extent there is recourse to such Person for payment thereof. For purposes hereof, the amount of Indebtedness shall be determined based on Swap Termination Value in the case of net obligations under Swap Contracts under

CHAR1\1316557v10 20 clause (c) and based on the outstanding principal amount of the Indebtedness that is the subject of the Support Obligations in the case of Support Obligations under clause (d). “Indemnified Taxes” means Taxes other than Excluded Taxes. “Indemnitees” has the meaning provided in Section 10.04. “Information” has the meaning specified in Section 10.07. “Intangible Assets” means all assets of the Consolidated Parties that are properly classified as “intangible assets” in accordance with GAAP, but excluding interests in real estate that are classified as “intangible assets” in accordance with GAAP. “Interest Payment Date” means, (a) as to any Base Rate Loan (including Swing Line Loans), the last Business Day of each March, June, September and December and the Maturity Date and, in the case of any Swing Line Loan, any other dates reasonably determined by the Swing Line Lender, and (b) as to any Eurodollar Loan (other than Swing Line Loans), the last Business Day of each Interest Period for such Loan and the Maturity Date, the date of repayment of principal of such Loan, and where the applicable Interest Period exceeds three months, the date every three months after the beginning of such Interest Period. If an Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date shall be deemed to be the immediately succeeding Business Day. “Interest Period” means, as to each Eurodollar Loan, the period commencing on the date such Eurodollar Loan is disbursed or converted to or continued as a Eurodollar Loan and ending on the date one, two, three or six months thereafter, as selected by the applicable Borrower in its Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the immediately succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Capital Stock of another Person, (b) a loan, advance (other than deposits with financial institutions available for withdrawal or demand, prepaid expenses, accounts receivable, advances to employees and

CHAR1\1316557v10 21 similar items made or incurred in the ordinary course of business) or capital contribution to, guaranty or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance of such Letter of Credit). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower or in favor of the L/C Issuer and relating to such Letter of Credit. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing. “L/C Borrowing” means any extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed or refinanced as a Borrowing of Revolving Loans in accordance with Section 2.03(c). “L/C Commitment” means, with respect to the L/C Issuer, the commitment of the L/C Issuer to issue and to honor payment obligations under Letters of Credit, and, with respect to each Lender, the commitment of such Lender to purchase participation interests in L/C Obligations up to such Lender’s Revolving Commitment Percentage thereof. “L/C Committed Amount” has the meaning provided in Section 2.01(b). “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit hereunder, in each case together with its successors in such capacity.

CHAR1\1316557v10 22 “L/C Obligations” means, at any time, the sum of (a) the maximum amount available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referenced therein, plus (b) the aggregate amount of all Unreimbursed Amounts, including L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Lender” means each of the Persons identified as a “Lender” on the signature pages hereto (and, as appropriate, includes the L/C Issuer and the Swing Line Lender) and each Person who joins as a Lender pursuant to the terms hereof, together with their respective successors and assigns. “Lender Joinder Agreement” means a joinder agreement in the form of Exhibit F, executed and delivered in accordance with the provisions of Section 2.01(d). “Lending Office” means, as to any Lender, the office or offices of such Lender set forth in such Lender’s Administrative Questionnaire or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Letter of Credit” means each standby (non-commercial) letter of credit issued hereunder. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer. “Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the immediately preceding Business Day). “Letter of Credit Fee” shall have the meaning given such term in Section 2.09(c). “Lien” means any mortgage, deed of trust, deed to secured debt, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” means any Revolving Loan or Swing Line Loan, and the Base Rate Loans and Eurodollar Loans comprising such Loans. “Loan Notice” means a notice of (a) a Borrowing of Loans (including Swing Line Loans), (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Loans, which, if in writing, shall be substantially in the form of Exhibit A.

CHAR1\1316557v10 23 “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of (i) the Borrower, (ii) the REIT Guarantor or (iii) the other Consolidated Parties, taken as a whole, (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Credit Document, or of the ability of (i) the Borrower, (ii) the REIT Guarantor or (iii) the other Credit Parties, takes as a whole, to perform its obligations under any Credit Document to which it is a party, or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or any other Credit Party of any Credit Document to which it is a party. “Maturity Date” means the later of (a) July 29, 2016 and (b) if maturity is extended pursuant to Section 2.18, such extended maturity date as determined pursuant to such Section; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Medicaid” means the medical assistance programs administered by state agencies and approved by CMS pursuant to the terms of Title XIX of the Social Security Act, codified at 42 U.S.C. §§ 1396 et seq. and related regulations. “Medical Services” means medical and health care services provided to a Person, including, but not limited to, medical and health care services provided to a Person which are covered by a policy of insurance, and includes, without limitation, physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home health care services, residential and out- patient behavioral healthcare services, and medicine or health care equipment provided to a Person for a necessary or specifically requested valid and proper medical or health purpose. “Medicare” means the program of health benefits for the aged and disabled administered by CMS pursuant to the terms of Title XVIII of the Social Security Act, codified at 42 U.S.C. 1395 §§ et seq. and related regulations. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgageability Amount” means, with respect to any Borrowing Base Asset and as of any date of determination, the maximum principal amount of a hypothetical mortgage loan that would be available to be borrowed against such Borrowing Base Asset assuming (a) an annual interest rate equal to the greater of (i) 6.50% and (ii) the then applicable Treasury Rate plus 2.50%, (b) a 25 year amortization schedule and (c) a debt service coverage ratio on such loan of 1.75 to 1.00 (based on the most recently calculated Mortgageability Cash Flow of such Borrowing Base Asset).

CHAR1\1316557v10 24 “Mortgageability Cash Flow” means, with respect to any Borrowing Base Asset and for the most recently ended four (4) fiscal quarter period for which financial information has been delivered to the Administrative Agent pursuant to the terms of this Credit Agreement, an amount equal to the most-recently calculated Net Revenues received by the applicable Credit Party with respect to such Borrowing Base Asset in connection with a lease entered into between the applicable Credit Party and a Person which is not an Affiliate of any of the Consolidated Parties. For purposes of computing Mortgageability Cash Flow for any applicable test period, any lease adjustments and/or modifications (including new leases with respect to new Borrowing Base Assets) shall be given pro forma effect as if such transaction had taken place as of the first day of such applicable test period “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the REIT Guarantor or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Negative Pledge” means any agreement (other than this Credit Agreement or any other Credit Document) that in whole or in part prohibits the creation of any Lien on any assets of a Person; provided, however, that an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a “Negative Pledge” for purposes of this Credit Agreement; and provided further, however, that any provision under either of the Sabra Senior Note Indentures and/or any other document relating to the Sabra Senior Notes that may be included within this definition of “Negative Pledge” shall not constitute a “Negative Pledge” for purposes of the Credit Agreement. “Net Revenues” shall mean, with respect to any Real Property Asset for the most recently ended four (4) fiscal quarter period for which financial information has been delivered to the Administrative Agent pursuant to the terms of this Agreement, the sum of (a) rental payments received in cash by the applicable Credit Party (whether in the nature of base rent, minimum rent, percentage rent, additional rent or otherwise, but exclusive of security deposits, earnest money deposits, advance rentals (which will be deemed Net Revenues in the month in which such rent is due), reserves for capital expenditures, charges, expenses or items required to be paid or reimbursed by the tenant thereunder (unless the Credit Party becomes entitled to retain the same) and proceeds from a sale or other disposition) pursuant to the Facility Leases applicable to such Real Property Asset, minus (b) if applicable, expenses of the applicable Credit Party related to such Real Property Asset (not including expenses paid or payable by the Tenants) minus (c) rental payments made by the applicable Credit Party with respect to any Eligible Ground Lease (unless paid by a Tenant). It is understood that (i) adjustments will be permitted to allow a Credit Party to accommodate temporary changes in the timing of payments and (ii) Net Revenues shall also include proceeds of business interruption or rent insurance. “Notes” means the Revolving Notes; and “Note” means any one of them.

CHAR1\1316557v10 25 “Obligations” mean with respect to each Credit Party, without duplication, (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and (b) all obligations under Secured Swap Contracts and Secured Treasury Management Agreements; provided that (x) obligations of the Credit Parties under any such Secured Swap Contract or any such Secured Treasury Management Agreement shall be secured and guaranteed pursuant to the Collateral Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (y) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under any such Secured Swap Contract or Secured Treasury Management Agreement; provided, however, that the “Obligations” of a Credit Party shall exclude any Excluded Swap Obligations with respect to such Credit Party. “Occupancy Rate” means, with respect to Real Property Assets which property type is medical office buildings, life science facilities or other office spaces, (a) the total number of rented square footage at such Real Property Assets (in the aggregate) for any reporting period divided by (b) the total rentable square footage relating to such Real Property Assets (in the aggregate) for any reporting period. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Credit Agreement or any other Credit Document. “Outstanding Amount” means (a) with respect to Revolving Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans and Swing Line Loans, as the case may be, occurring on such date and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension

CHAR1\1316557v10 26 occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date. “Participant” has the meaning provided in Section 10.06(d). “Participant Register” has the meaning provided in Section 10.06(d). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the REIT Guarantor or any ERISA Affiliate or to which the REIT Guarantor or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Permitted Liens” has the meaning provided in Section 7.01. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the REIT Guarantor or, with respect to any such plan that is subject to Section 412 of the Internal Revenue Code or Title IV of ERISA, any ERISA Affiliate. “Platform” has the meaning specified in Section 6.02. “Pledge Agreement” means the pledge agreement dated as of the date hereof in the form of Exhibit G, as amended, supplemented, restated or otherwise modified from time to time. “Pledged Equity” has the meaning specified in the Pledge Agreement. “Qualified ECP Guarantor” means, at any time, each Credit Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified REIT Subsidiary” shall have the meaning given to such term in the Internal Revenue Code. “Real Estate Revenues” means, with respect to any Real Property Asset of the REIT Guarantor and its Restricted Subsidiaries owned as of the closing of the Separation and the REIT Conversion Merger, the annualized rental revenues generated by such Real Property Asset during the three months ended March 31, 2013.

CHAR1\1316557v10 27 “Real Property Asset” means, a parcel of real or leasehold property, together with all improvements (if any) thereon (including all tangible personal property owned by the person owning such real or leasehold property) owned in fee simple or leased pursuant to an Eligible Ground Lease by any Person; “Real Property Assets” means a collective reference to each Real Property Asset. “Register” has the meaning provided in Section 10.06(c). “Registered Public Accounting Firm” has the meaning specified in the Securities Laws and shall be independent of the Borrower as prescribed by the Securities Laws. “REIT” means a real estate investment trust as defined in Sections 856-860 of the Internal Revenue Code. “REIT Conversion Merger” means the merger of Sun Healthcare Group, Inc. with and into the REIT Guarantor which occurred following the Separation. “REIT Guarantor” has the meaning specified in the introductory paragraph hereto. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived. “Request for Extension of Credit” means (a) with respect to a Borrowing of Loans (including Swing Line Loans) or the conversion or continuation of Loans, a Loan Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application. “Required Lenders” means, as of any date of determination, two or more Lenders (except to the extent only one Lender exists as of such date) having more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Article VIII, Lenders holding in the aggregate more than 50% of the Revolving Obligations (including, in each case, the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans); provided that the Revolving Commitment of, and the portion of the Revolving Obligations held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Responsible Officer” means the chief executive officer, chief financial officer, chief investment officer and the controller of any Credit Party. Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such

CHAR1\1316557v10 28 Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party. “Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to share in the Revolving Obligations hereunder up to such Lender’s Revolving Commitment Percentage thereof. “Revolving Commitment Percentage” means, at any time for each Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such Lender’s Revolving Committed Amount and the denominator of which is the Aggregate Committed Amount. The initial Revolving Commitment Percentages are set forth on Schedule 2.01. “Revolving Committed Amount” means, with respect to each Lender, the amount of such Lender’s Revolving Commitment. The initial Revolving Committed Amounts are set forth on Schedule 2.01. “Revolving Loan” has the meaning provided in Section 2.01. “Revolving Note” means the promissory notes in the form of Exhibit B, if any, given to each Lender to evidence the Revolving Loans and Swing Line Loans of such Lender, as amended, restated, modified, supplemented, extended, renewed or replaced. “Revolving Obligations” means the Revolving Loans, the L/C Obligations and the Swing Line Loans. “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto. “Sabra Senior Notes” means, collectively, the Sabra Senior Notes (2010) and the Sabra Senior Notes (2013). “Sabra Senior Notes (2010)” means the 8.125% senior notes due 2018 issued by the Notes Issuers pursuant to the Sabra Senior Notes Indenture (2010), as such senior unsecured notes may be amended, restated, supplemented, replaced or otherwise modified from time to time. “Sabra Senior Notes (2013)” means the 5.375% senior notes due 2023 issued by the Notes Issuers pursuant to the Sabra Senior Notes Indenture (2013), as such senior unsecured notes may be amended, restated, supplemented, replaced or otherwise modified from time to time. “Sabra Senior Notes Indentures” means, collectively, the Sabra Senior Notes Indenture (2010) and the Sabra Senior Notes Indenture (2013).

CHAR1\1316557v10 29 “Sabra Senior Notes Indenture (2010)” means the Indenture, dated as of October 27, 2010, by and among the Notes Issuers, certain guarantors party thereto from time to time and Wells Fargo Bank, National Association, as trustee, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time. “Sabra Senior Notes Indenture (2013)” means the Indenture, dated as of May 23, 2013, by and among the Notes Issuers, certain guarantors party thereto from time to time and Wells Fargo Bank, National Association, as trustee, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time. “Sale and Leaseback Transaction” means, with respect to any Credit Party or any Subsidiary thereof, any arrangement, directly or indirectly, with any person whereby such Credit Party or Subsidiary thereof shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanction(s)” means any international economic sanction administered or enforced by OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority. “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Swap Contract” means any Swap Contract permitted under Section 7.02(d) that is entered into by and between any Credit Party and a Lender (or an Affiliate of a Lender) or any Person, who at the time of entering into such Swap Contract was a Lender (or was an Affiliate of a Lender). “Secured Treasury Management Agreement” means any Treasury Management Agreement not prohibited by this Agreement that is entered into by and between any Credit Party and any Person, who at the time of entering into such Treasury Management Agreement was a Lender (or was an Affiliate of a Lender). “Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder. “Securitization Transaction” means any financing or factoring or similar transaction (or series of such transactions) entered by any member of the Consolidated Parties pursuant to which such member of the Consolidated Parties may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals

CHAR1\1316557v10 30 or similar rights to payment (the “Securitization Receivables”) to a special purpose subsidiary or affiliate (a “Securitization Subsidiary”) or any other Person. “Separation” means the distribution of all of the outstanding shares of common stock of SHG Services, Inc. to the stockholders of Sun Healthcare Group, Inc., as further described in that certain Credit Agreement dated as of November 3, 2010 by and among the Borrower, certain of its Affiliates, the financial institutions party thereto as lenders, and Bank of America, N.A., as administrative agent for such lenders. “Solvent” means, with respect to any person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Loan Party” has the meaning specified in Section 11.09. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise provided, “Subsidiary” shall refer to a Subsidiary of the REIT Guarantor. “Subsidiary Guarantor” means (a) each Borrowing Base Guarantor and (b) each other Subsidiary of the REIT Guarantor other than (i) the Borrower, (ii) the Borrowing Base Guarantors, (iii) the Unrestricted Subsidiaries, (iv) any Subsidiary which, as of the Closing Date, is prohibited by the terms of secured project financing documents from being a Guarantor hereunder, (v) any Subsidiary that is not required by the provisions of this Agreement (including Section 11.08) to be a Guarantor hereunder, (vi) any Subsidiary that is released from being a Guarantor hereunder by the provisions of this Agreement (including Section 11.08) and (vii) any “variable interest entity” which is excluded from the definition of “Consolidated Parties” hereunder.

CHAR1\1316557v10 31 “Subsidiary Guarantor Joinder Agreement” means a joinder agreement in the form of Exhibit E to be executed by each new Subsidiary of the REIT Guarantor that is required to become a Subsidiary Guarantor in accordance with Section 6.14(b) hereof. “Support Obligations” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Support Obligations shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Support Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

CHAR1\1316557v10 32 “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination values determined in accordance therewith, such termination values, and (b) for any date prior to the date referenced in clause (a), the amounts determined as the mark-to-market values for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.01(c). “Swing Line Commitment” means, with respect to the Swing Line Lender, the commitment of the Swing Line Lender to make Swing Line Loans, and with respect to each Lender, the commitment of such Lender to purchase participation interests in Swing Line Loans. “Swing Line Committed Amount” has the meaning provided in Section 2.01(c). “Swing Line Lender” means Bank of America in its capacity as such, together with any successor in such capacity. “Swing Line Loan” has the meaning provided in Section 2.01(c). “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing arrangement that is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tenant” means any Person who is a lessee with respect to any lease held by a Credit Party as lessor or as an assignee of the lessor thereunder. “Tenant EBITDAR” means, without duplication, for a Tenant under a Facility Lease as of the most recently ended fiscal quarter for which a Credit Party has received such information for such Tenant when due, the sum for the last four (4) fiscal quarters of (a) net income of the Tenant, in each case, excluding any non-recurring or extraordinary gains and losses, plus (b) an amount which, in the determination of net income for such fiscal quarter pursuant to clause (a) above, has been deducted for or in connection with (i) Consolidated Interest Expense (plus, amortization of deferred financing costs, to the extent included in the determination of Consolidated Interest Expense per GAAP), (ii) income taxes, (iii) depreciation and amortization, (iv) rent expense paid to the Borrower, and (v) allocated corporate overhead management fees, minus (c) an amount equal to 4% of the net revenue of such Tenant with respect to each Borrowing Base Asset, all determined in accordance with GAAP; provided, that with respect to any Real Property Asset acquired during such four fiscal quarter period, Tenant EBITDAR shall

CHAR1\1316557v10 33 be determined on a pro forma basis as if such acquisition occurred on the first day of such period. “Threshold Amount” means, individually or in the aggregate, $25,000,000. “Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including deposit accounts, overnight draft, credit, purchasing or debit cards, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services. “Treasury Rate” means, as of any date of determination, the yield reported, as of 10:00 a.m. (New York City time) on such date (or to the extent such date is not a Business Day, the Business Day immediately preceding such date) on the display designated as page “PX-1” of the Bloomberg Financial Markets Services Screen (or such other display as may replace page “PX-1” of the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a ten (10) year maturity as of such date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of such day in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to ten (10) years. “Type” means, with respect to any Revolving Loan, its character as a Base Rate Loan or a Eurodollar Loan. “Unconsolidated Affiliates” means an Affiliate of the Borrower whose financial statements are not required to be consolidated with the financial statements of the Consolidated Parties in accordance with GAAP. “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Internal Revenue Code for the applicable plan year. “United States” or “U.S.” means the United States of America. “Unreimbursed Amount” has the meaning provided in Section 2.03(c)(i). “Unrestricted Subsidiaries” means the “Unrestricted Subsidiaries” as such term is defined from time to time in the Sabra Senior Note Indenture (2010) and the Sabra Senior Notes Indenture (2013), as applicable on the date hereof; provided, that to the extent the Sabra Senior Note Indentures are, for any reason, terminated, the term “Unrestricted Subsidiaries” shall, for the remainder of the term of this Agreement, have the meaning assigned to such term in the Sabra Senior Note Indenture (2010) and the Sabra Senior Notes Indenture (2013), as applicable, immediately prior to the termination thereof.

CHAR1\1316557v10 34 “Unused Fee” shall have the meaning given such term in Section 2.09(a). “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “Wholly Owned” means, with respect to any direct or indirect Subsidiary of any Person, that 100% of the Capital Stock with ordinary voting power issued by such Subsidiary (other than directors’ qualifying shares and investments by foreign nationals mandated by applicable Law) is beneficially owned, directly or indirectly, by such Person. 1.02 Interpretive Provisions. With reference to this Credit Agreement and each other Credit Document, unless otherwise provided herein or in such other Credit Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof. (ii) Unless otherwise provided or required by context, Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears. (iii) The term “including” is by way of example and not limitation. (iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (d) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Credit Document. 1.03 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial

CHAR1\1316557v10 35 calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time. (b) The Borrower will provide a written summary of material changes in GAAP or in the consistent application thereof with each annual and quarterly Compliance Certificate delivered in accordance with Section 6.02(a). If at any time any change in GAAP or in the consistent application thereof would affect the computation of any financial ratio or requirement set forth in any Credit Document, and either the Borrower or the Required Lenders shall object in writing to determining compliance based on such change, then such computations shall continue to be made on a basis consistent with the most recent financial statements delivered pursuant to Section 6.01(a) or (b) as to which no such objection has been made. (c) The parties hereto acknowledge and agree that all calculations of the financial covenants in Section 6.11, shall be made on a pro forma basis with respect to any Disposition or acquisition (including any financing implications of any such Disposition or acquisition) occurring during the applicable period, retroactive to the beginning of such applicable period. 1.04 Rounding. Any financial ratios required to be maintained by the Credit Parties pursuant to this Credit Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Credit Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Credit Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. 1.06 Times of Day. Unless otherwise provided, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.07 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount

CHAR1\1316557v10 36 thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. ARTICLE II COMMITMENTS AND EXTENSION OF CREDITS 2.01 Commitments. Subject to the terms and conditions set forth herein: (a) Revolving Loans. During the Commitment Period, each Lender severally agrees to make revolving credit loans (the “Revolving Loans”) to the Borrower on any Business Day; provided that after giving effect to any such Revolving Loan, (i) with regard to the Lenders collectively, the aggregate outstanding principal amount of Revolving Obligations shall not exceed the lesser of (x) THREE HUNDRED SEVENTY FIVE MILLION DOLLARS ($375,000,000) (as such amount may be increased or decreased in accordance with the provisions hereof, the “Aggregate Committed Amount”) and (y) the Borrowing Base Amount for such date and (ii) with regard to each Lender individually, such Lender’s Revolving Commitment Percentage of Revolving Obligations shall not exceed its respective Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans, Eurodollar Loans, or a combination thereof, as provided herein, and may be repaid and reborrowed in accordance with the provisions hereof. (b) Letters of Credit. During the Commitment Period, (i) subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.01(b) and Section 2.03 (A) to issue Letters of Credit for the account of the Borrower on any Business Day, (B) to amend or renew Letters of Credit previously issued hereunder, and (C) to honor drafts under Letters of Credit; and (ii) the Lenders severally agree to purchase from the L/C Issuer a participation interest in the Letters of Credit issued hereunder in an amount equal to such Lender’s Revolving Commitment Percentage thereof; provided that (A) the aggregate principal amount of L/C Obligations shall not exceed THIRTY MILLION DOLLARS ($30,000,000) (the “L/C Committed Amount”), (B) with regard to the Lenders collectively, the aggregate principal amount of Revolving Obligations shall not exceed the lesser of (x) the Aggregate Committed Amount and (y) the Borrowing Base Amount for such date, and (C) with regard to each Lender individually, such Lender’s Revolving Commitment Percentage of Revolving Obligations shall not exceed its respective Revolving Committed Amount. Subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. (c) Swing Line Loans. During the Commitment Period, subject to the terms and conditions set forth herein, the Swing Line Lender may, in its discretion and in reliance upon the agreements of the other Lenders set forth in this Section 2.01(c) and Section 2.04, make

CHAR1\1316557v10 37 revolving credit loans (the “Swing Line Loans”) to the Borrower on any Business Day; provided, that the aggregate principal amount of the Swing Line Loans shall not exceed (i) the TWENTY FIVE MILLION DOLLARS ($25,000,000) (the “Swing Line Committed Amount”), (ii) with respect to the Lenders collectively, the aggregate principal amount of Revolving Obligations shall not exceed the lesser of (x) the Aggregate Committed Amount and (y) the Borrowing Base Amount on such date, and (iii) the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Swing Line Loans shall be comprised solely of Base Rate Loans, and may be repaid and reborrowed in accordance with the provisions hereof. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a participation interest in such Swing Line Loan in an amount equal to the product of such Lender’s Revolving Commitment Percentage thereof. No Swing Line Loan shall remain outstanding for longer than five (5) Business Days. (d) Increase in Revolving Commitments. Subject to the terms and conditions set forth herein, the Borrower may, at any time prior to the then applicable Maturity Date, upon written notice to the Administrative Agent, cause an increase in the Aggregate Committed Amount by up to TWO HUNDRED TWENTY FIVE MILLION DOLLARS ($225,000,000) (to an aggregate amount not more than SIX HUNDRED MILLION DOLLARS ($600,000,000)); provided that such increase shall be conditioned and effective upon the satisfaction of the following conditions: (i) the Borrower shall obtain (whether through the Arranger or otherwise) commitments for the amount of the increase from existing Lenders or other commercial banks or financial institutions reasonably acceptable to the Administrative Agent, which other commercial banks and financial institutions shall join in this Credit Agreement as Lenders by a Lender Joinder Agreement substantially in the form of Exhibit F attached hereto or other arrangement reasonably acceptable to the Administrative Agent (it being understood that in no case shall any Lender be required to increase its Revolving Commitment without its written consent); (ii) any such increase shall be in a minimum aggregate principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount, if less) or such other amount as agreed to by the Borrower and the Administrative Agent; (iii) if any Revolving Loans are outstanding at the time of any such increase, the Borrower shall make such payments and adjustments on the Revolving Loans (including payment of any break-funding amounts owing under Section 3.05) as may be necessary to give effect to the revised commitment percentages and commitment amounts; (iv) the Borrower shall pay to the Administrative Agent and the Arranger all fees required under any fee letter due in connection with the syndication of the increase in the Revolving Committed Amount;

CHAR1\1316557v10 38 (v) the Borrower shall have executed any new or amended and restated Notes (to the extent requested by the Lenders) to reflect the revised commitment amounts; and (vi) the conditions to the making of a Revolving Loan set forth in Sections 4.02(b) and (c) shall be satisfied. In connection with any such increase in the Revolving Commitments, Schedule 2.01 shall be revised to reflect the modified commitments and commitment percentages of the Lenders, and the Credit Parties shall provide supporting corporate resolutions, legal opinions, promissory notes and other items as may be reasonably requested by the Administrative Agent and the Lenders in connection therewith. 2.02 Borrowings, Conversions and Continuations. (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) with respect to Eurodollar Loans, three (3) Business Days prior to the requested date of any Borrowings, conversion or continuation, or (ii) with respect to Base Rate Loans, on the requested date of, any Borrowing, conversion or continuation. Each telephonic notice pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower or the REIT Guarantor. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing, conversion or continuation shall be in a principal amount of (i) with respect to Eurodollar Loans, $1,000,000 or a whole multiple of $500,000 in excess thereof or (ii) with respect to Base Rate Loans, $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the applicable request is with respect to Revolving Loans, (ii) whether such request is for a Borrowing, conversion, or continuation, (iii) the requested date of such Borrowing, conversion or continuation (which shall be a Business Day), (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed, converted or continued, and (vi) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Loans in any Loan Notice, but fails to specify an Interest Period, the Interest Period will be deemed to be one month. (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender (and in any event, not later than 12:00 p.m. on the date it receives a Loan Notice from the Borrower) of the amount of its Revolving Commitment Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a

CHAR1\1316557v10 39 Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 2:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Extension of Credit, Section 4.01), the Administrative Agent shall make all funds so received available to the party referenced in the applicable Loan Notice in like funds as received by the Administrative Agent either by (i) crediting the account of the applicable party on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date the Loan Notice with respect to such Borrowing is given by the Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the party identified in the applicable Loan Notice as provided above. (c) Except as otherwise provided herein, without the consent of the Required Lenders, a Eurodollar Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Loan. During the existence of a Default or Event of Default, (i) no Loan may be requested as, converted to or continued as a Eurodollar Loan if the Required Lenders shall have prohibited the same in writing to the Administrative Agent and (ii) at the request of the Required Lenders, any outstanding Eurodollar Loan shall be converted immediately to a Base Rate Loan. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Loans upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than eight (8) Interest Periods in effect with respect to Loans. 2.03 Additional Provisions with respect to Letters of Credit. (a) Obligation to Issue or Amend. (i) The L/C Issuer shall not issue any Letter of Credit if: (A) the expiry date of such requested Letter of Credit would occur more than twelve (12) months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date; or

CHAR1\1316557v10 40 (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date. (ii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if: (A) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer; (B) such Letter of Credit is in an initial amount less than $50,000, is to be denominated in a currency other than Dollars or is not a standby (non-commercial) letter of credit; (C) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it; (D) any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion), with the Borrower or such Lender to eliminate the L/C Issuer's actual or potential Fronting Exposure (after giving effect to Section 2.17(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion. (E) the Revolving Commitments have been terminated pursuant to Article VIII. (iii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if:

CHAR1\1316557v10 41 (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (iv) The L/C Issuer shall not amend any Letter of Credit if the Revolving Commitments have been terminated pursuant to Article VIII. (b) Procedures for Issuance and Amendment; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower or the REIT Guarantor. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) such other matters as the L/C Issuer may reasonably require and (H) the purpose and nature of the requested Letter of Credit. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may reasonably require. (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Person or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter

CHAR1\1316557v10 42 of Credit in an amount equal to the product of such Lender’s Revolving Commitment Percentage of such Letter of Credit. (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve- month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon any drawing under any Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. To the extent such notice is provided (A) prior to 12:00 noon on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing on the Honor Date and (B) following 12:00 noon on the Honor Date, the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing by not later than 11:00 a.m. on the Business Day immediately following the Honor Date. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall, no later than 1:00 p.m. on the date the Administrative Agent requests the Lenders to make funds available pursuant to this Section 2.03(c)(i), notify each Lender of the Honor Date, the amount of the unreimbursed

CHAR1\1316557v10 43 drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Revolving Commitment Percentage thereof. In such event, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, the amount of the unutilized portion of the Aggregate Commitments or the conditions set forth in Section 4.02. Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Revolving Commitment Percentage of the Unreimbursed Amount not later than 2:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans for any reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Revolving Commitment Percentage of such amount shall be solely for the account of the L/C Issuer. (v) Each Lender’s obligation to make Revolving Loans to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against the L/C Issuer, the Credit Parties or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Each Lender’s obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Loan Notice). Each Lender’s obligation to make L/C Advances to

CHAR1\1316557v10 44 reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against the L/C Issuer, the Credit Parties or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default, (C) non-compliance with the conditions set forth in Section 4.02 or (D) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Revolving Commitment Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Revolving Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. (e) Obligations Absolute. The obligations of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be

CHAR1\1316557v10 45 absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Credit Agreement, any other Credit Document or any other agreement or instrument relating thereto; (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid. (f) Role of L/C Issuer. Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, any Agent-Related Person nor any of the correspondents, participants or assignees of the L/C Issuer

CHAR1\1316557v10 46 shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. (g) Cash Collateral. Upon the request of the Administrative Agent or the Required Lenders, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such L/C Borrowing or the Letter of Credit Expiration Date, as the case may be). For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. Each Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts with the Administrative Agent. (h) Applicability of ISP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each standby Letter of Credit.

CHAR1\1316557v10 47 (i) Letter of Credit Fees. The Borrower shall pay Letter of Credit fees as set forth in Section 2.09. (j) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control. 2.04 Additional Provisions with respect to Swing Line Loans. (a) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone; provided, however, that the Swing Line Lender shall not be under any obligation to make a Swing Line Loan if any Lender is at such time a Defaulting Lender, unless such Lender or Borrower shall have made arrangements satisfactory to the Swing Line Lender to eliminate the Swing Line Lender’s risk with respect to such Lender. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower or the REIT Guarantor. Promptly after receipt by the Swing Line Lender of any telephonic Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in this Article II, or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Loan Notice, make the amount of its Swing Line Loan available to the Borrower by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds. (b) Refinancing. (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Revolving Loan that is a Base Rate Loan in an amount equal to such Lender’s Revolving Commitment Percentage of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, the unutilized portion of the Aggregate Commitments or the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Loan Notice

CHAR1\1316557v10 48 promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Revolving Commitment Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 2:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(b)(ii), each Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing of Revolving Loans in accordance with Section 2.04(b)(i), the request for Revolving Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(b)(i) shall be deemed payment in respect of such participation. (iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(b) by the time specified in Section 2.04(b)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(b) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, (C) non-compliance with the conditions set forth in Section 4.02, or (D) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such purchase or funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein. (c) Repayment of Participations. (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Revolving Commitment Percentage of such payment (appropriately adjusted, in the case of interest

CHAR1\1316557v10 49 payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Revolving Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. (d) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower (by delivery of an invoice or other notice to the Borrower) for interest on the Swing Line Loans. Until each Lender funds its Revolving Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Revolving Commitment Percentage of any Swing Line Loan, interest in respect thereof shall be solely for the account of the Swing Line Lender. (e) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. 2.05 Repayment of Loans. (a) Revolving Loans. The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Revolving Loans outstanding on such date. (b) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earliest to occur of (i) the date five (5) Business Days after such Loan is made and (ii) the Maturity Date. 2.06 Prepayments. (a) Voluntary Prepayments. The Loans may be repaid in whole or in part without premium or penalty (except, in the case of Loans other than Base Rate Loans, amounts payable pursuant to Section 3.05); provided that (i) notice thereof must be received by 11:00 a.m. by the Administrative Agent (A) at least three (3) Business Days prior to the date of prepayment of Eurodollar Loans, and (B) on the Business Day prior to the date of prepayment of Base Rate Loans, and (ii) any such prepayment shall be in a minimum principal amount of $1,000,000 and integral multiples of $1,000,000 in excess thereof, in the case of Eurodollar Loans, and a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof, in the case of Base Rate Loans, or, in each case, the entire principal amount thereof, if less. Each such notice of voluntary repayment hereunder shall specify the date and amount of prepayment and the Loans and Types of Loans which are to be prepaid. The Administrative Agent will give prompt notice to the applicable Lenders of any prepayment on the Loans and the Lender’s

CHAR1\1316557v10 50 interest therein. Prepayments of Eurodollar Loans hereunder shall be accompanied by accrued interest thereon and breakage amounts, if any, under Section 3.05. (b) Mandatory Prepayments. If at any time (A) the aggregate principal amount of Revolving Obligations shall exceed the lesser of (x) the Aggregate Committed Amount and (y) the Borrowing Base Amount for such date, (B) the aggregate principal amount of L/C Obligations shall exceed the L/C Committed Amount, (C) the aggregate principal amount of Swing Line Loans shall exceed the Swing Line Committed Amount, immediate prepayment will be made on the Revolving Loans and/or to provide Cash Collateral to the L/C Obligations in an amount equal to such excess; provided, however, that the Borrower shall not be required to provide Cash Collateral with respect to the L/C Obligations pursuant to this Section 2.06(b) unless after the prepayment in full of the Loans the aggregate Outstanding Amount of all Loans and all L/C Obligations exceed the Aggregate Commitments then in effect. (c) Application. Within each Loan, prepayments will be applied first to Base Rate Loans, then to Eurodollar Loans in direct order of Interest Period maturities. In addition: (i) Voluntary Prepayments. Voluntary prepayments shall be applied as specified by the Borrower. Voluntary prepayments on the Revolving Obligations will be paid by the Administrative Agent to the Lenders ratably in accordance with their respective interests therein. (ii) Mandatory Prepayments. Mandatory prepayments on the Revolving Obligations will be paid by the Administrative Agent to the Lenders ratably in accordance with their respective interests therein; provided that mandatory prepayments in respect of the Revolving Commitments under subsection (b) above shall be applied to the respective Revolving Obligations as appropriate. 2.07 Termination or Reduction of Commitments. The Commitments hereunder may be permanently reduced in whole or in part by notice from the Borrower to the Administrative Agent; provided that (i) any such notice thereof must be received by 11:00 a.m. at least five (5) Business Days prior to the date of reduction or termination and any such prepayment, if any, shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof; and (ii) the Commitments may not be reduced to an amount less than the Revolving Obligations then outstanding. The Administrative Agent will give prompt notice to the Lenders of any such reduction in Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Revolving Commitment Percentage thereof. All commitment or other fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. 2.08 Interest. (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Loan (other than Swing Line Loans) shall bear interest on the outstanding principal amount thereof for each

CHAR1\1316557v10 51 Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Percentage; (ii) each Loan that is a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Percentage; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Percentage. (b) If any amount payable by any Credit Party under any Credit Document is not paid when due (after taking into account any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Furthermore, upon the written request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. (a) Unused Fee. From and after the Closing Date, the Borrower agrees to pay the Administrative Agent for the ratable benefit of the Lenders an unused fee (the “Unused Fee”) in an amount equal to (a) 0.35% per annum (or 0.50% per annum to the extent that as of the beginning of any day, the Outstanding Amount of Revolving Obligations (excluding the amount of any then-outstanding Swing Line Loans) is equal to or less than 50% of the Aggregate Revolving Commitments), multiplied by (b) the amount by which the Aggregate Revolving Commitments exceed the sum of the Outstanding Amount of Revolving Obligations (excluding the amount of any then-outstanding Swing Line Loans) as of the beginning of such day. The Unused Fee shall accrue at all times during the Commitment Period, including periods during which the conditions to Extensions of Credit in Section 4.02 may not be met, and shall be payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date and on the Maturity Date (and, if applicable, thereafter on demand); provided, that (i) no Unused Fee shall accrue on the Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (ii) any Unused Fee accrued with respect to the Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender. For purposes of clarification, Swing Line Loans shall not be considered outstanding for purposes of determining the unused portion of the Aggregate Commitments. The Administrative Agent shall distribute the Unused Fee to the Lenders pro rata in accordance with the respective Revolving Commitments of the Lenders.

CHAR1\1316557v10 52 (b) Upfront and Other Fees. The Borrower agrees to pay to the Administrative Agent for the benefit of the Lenders the upfront and other fees provided in the Administrative Agent’s Fee Letter. (c) Letter of Credit Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Revolving Commitment Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each standby Letter of Credit equal to the Applicable Percentage times the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. Letter of Credit Fees shall be (i) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. Notwithstanding the foregoing, (1) no Letter of Credit Fees shall accrue in favor of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (2) any Letter of Credit Fees accrued in favor of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender (d) Administrative Agent’s Fees. The Borrower agrees to pay the Administrative Agent such fees as provided in the Administrative Agent’s Fee Letter or as may be otherwise agreed by the Administrative Agent and the Borrower from time to time. (e) Other Fees. (i) The Borrower shall pay to the Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Administrative Agent’s Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees. (a) All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject

CHAR1\1316557v10 53 to Section 2.11(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) If, as a result of any restatement of or other adjustment to the financial statements of the Credit Parties or for any other reason, any Credit Party or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Credit Parties as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Credit Parties shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, within five (5) days of demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Credit Party under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03, or 2.08 or under Article VIII. The obligations of the Credit Parties under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder. 2.11 Payments Generally. (a) All payments to be made by the Borrower or any other Credit Party shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Revolving Commitment Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) Subject to the definition of “Interest Period,” if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the time any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a

CHAR1\1316557v10 54 corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then: (i) if the Borrower fails to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error. (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Extension of Credit set forth in Section 4.02 are not satisfied or waived in accordance with the terms hereof or for any other reason, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).

CHAR1\1316557v10 55 (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (g) If at any time insufficient funds are received by or are available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties. 2.12 Sharing of Payments. If any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it (excluding any amounts applied by the Swing Line Lender to outstanding Swing Line Loans and excluding any amounts received by the L/C Issuer and/or Swing Line Lender to secure the obligations of a Defaulting Lender to fund risk participations hereunder), any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, but excluding any payments made to a Lender in error by the Administrative Agent (which such payments shall be returned by the Lender to the Administrative Agent immediately upon such Lender’s obtaining knowledge that such payment was made in error)) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided, however, that (i) if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (A) the amount of such paying Lender’s required repayment to (B) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon and (ii) the provisions of this Section shall not be construed to apply to any payment obtained by the L/C Issuer or the Swing Line Lender to secure the obligations of Defaulting Lenders to fund such risk participations. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.08) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of

CHAR1\1316557v10 56 participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Credit Agreement with respect to the portion of the Revolving Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Revolving Obligations purchased. 2.13 Evidence of Debt. (a) The Extension of Credits made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Extension of Credits made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. The Borrower shall execute and deliver to the Administrative Agent a Note for each Lender requesting a Note, which Note shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.14 [Reserved]. 2.15 [Reserved]. 2.16 Cash Collateral. (a) Certain Credit Support Events. Upon the request of the Administrative Agent or the L/C Issuer (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize 105% of the then Outstanding Amount of all L/C Obligations. At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the L/C Issuer or the Swing Line Lender, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all

CHAR1\1316557v10 57 Fronting Exposure (after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by the Defaulting Lender). (b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.16(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.16 or Sections 2.01(b), 2.01(c), 2.03, 2.04, 2.06, 2.17 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the Administrative Agent's good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Credit Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.16 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

CHAR1\1316557v10 58 (i) Waivers and Amendments. That Defaulting Lender's right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.09), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.03(i).

CHAR1\1316557v10 59 The Borrower shall (x) pay to each non-Defaulting Lender that portion of any commitment fee otherwise payable to a Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the L/C Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be require to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the "Revolving Commitment Percentage" of each non-Defaulting Lender shall be computed without giving effect to the Revolving Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Revolving Commitment of that non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Revolving Loans of that Lender. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Revolving Commitment Percentages (without giving effect to Section 2.17(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender. 2.18 Extension of Maturity Date. (a) Request for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 90 days and not later than 30 days prior to the Maturity Date (the “Extension Date”), make a one time request that each Lender extend such Lender’s Maturity Date for an additional year from the Maturity Date currently in effect (the “Existing Maturity Date”) subject to the conditions set forth in clause (b) below.

CHAR1\1316557v10 60 (b) Conditions to Effectiveness of Extension. Notwithstanding the foregoing, the extension of the Maturity Date pursuant to this Section shall not be effective with respect to any Lender unless: (i) no Default or Event of Default has occurred and is continuing on the date of such extension and after giving effect thereto; (ii) the representations and warranties contained in Article V and the other Credit Documents shall (A) with respect to representations and warranties that contain a materiality qualification, be true and correct and (B) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the Extension Date as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date, and except that for purposes of this Section 2.18, the representations and warranties contained in Section 5.01 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01; (iii) the Borrower shall pay to the Administrative Agent on the Existing Maturity Date a fee (to be shared among the Lenders based upon their pro rata share of the Aggregate Commitments) equal to the product of (i) 0.25% multiplied by (ii) the then Aggregate Commitments. (c) Conflicting Provisions. This Section shall supersede any provisions in Section 10.01 to the contrary. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes. (i) Any and all payments by or on account of any obligation of the Credit Parties hereunder or under any other Credit Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if any Credit Party or the Administrative Agent shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then the Administrative Agent or such Credit Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below. (ii) If any Credit Party or the Administrative Agent shall be required by the Internal Revenue Code to withhold any Taxes, including both U.S. federal backup withholding and withholding Taxes, from any payment, then (A) to the extent that the withholding is made on account of Indemnified Taxes or Other Taxes, the sum payable shall be increased as necessary so

CHAR1\1316557v10 61 that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or any Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Administrative Agent shall make such deductions and (iii) the Administrative Agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. (b) Payment of Other Taxes by the Credit Parties. Without limiting the provisions of subsection (a) above, the Credit Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) Indemnification by the Credit Parties and Indemnification by the Lenders. (i) The Credit Parties shall indemnify the Administrative Agent and each Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each of the Credit Parties shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. (ii) Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (y) the Administrative Agent and the Credit Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Credit Parties, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or a Credit Party in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Credit Document against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Credit Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such

CHAR1\1316557v10 62 Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Status of Lenders. (i) Each Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments under any Credit Document shall deliver to the Borrower and to the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender's entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrower pursuant to this Agreement or otherwise to establish such Lender's status for withholding tax purposes in the applicable jurisdiction. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, if such Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; (B) each Foreign Lender that is entitled under the Internal Revenue Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable: (I) executed originals of Internal Revenue Service Form W- 8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

CHAR1\1316557v10 63 (II) executed originals of Internal Revenue Service Form W- 8ECI, (III) executed originals of Internal Revenue Service Form W- 8IMY and all required supporting documentation, or (IV) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Internal Revenue Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Internal Revenue Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

CHAR1\1316557v10 64 (iii) Each Lender shall promptly (A) notify the Borrower and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrower or the Administrative Agent make any withholding or deduction for taxes from amounts payable to such Lender. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Loans, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Loans or to convert Base Rate Loans to Eurodollar Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. 3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Loan, or that the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

CHAR1\1316557v10 65 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Loans. (a) If any Lender determines that as a result of the introduction after the date hereof of or any change in or in the interpretation, after the date hereof, of any Law, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Indemnified Taxes or Other Taxes (as to which Section 3.01 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by Section 3.04(c)), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction. (b) If any Lender determines that the introduction after the date hereof of any Law regarding capital adequacy or any change therein made after the date hereof or in the interpretation thereof made after the date hereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender’s desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction. (c) The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least fifteen (15) days’ prior written notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest shall be due and payable fifteen (15) days from receipt of such notice. (d) Each Lender agrees to make reasonable efforts to designate a different Lending Office if such designation will avoid or reduce the amounts payable under this Section 3.04 and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender

CHAR1\1316557v10 66 3.05 Funding Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or (c) any assignment of a Eurodollar Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13; including any loss, cost or expense (other than loss of anticipated profits) arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Loan made by it at the Eurodollar Base Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Loan was in fact so funded. 3.06 Matters Applicable to all Requests for Compensation. (a) A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error (i) unless such amount or amounts result from or is with respect to any period prior to the date that is 120 days prior to the date on which the Administrative Agent or the applicable Lender makes a claim hereunder if the Administrative Agent or the applicable Lender prior to such date knew or could reasonably have been expected to know of the circumstances giving rise to the claim hereunder or the fact that such circumstances would result in the claim hereunder and (ii) provided that no compensation shall be claimed under this Article III unless the Administrative Agent or the applicable Lender is making similar claims to other similarly situated borrowers. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods. (b) Upon any Lender’s making a claim for compensation under Section 3.01, 3.02 or 3.04, the Borrower may replace such Lender in accordance with Section 10.13.

CHAR1\1316557v10 67 3.07 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder. ARTICLE IV CONDITIONS PRECEDENT TO EXTENSION OF CREDITS The obligation of each Lender to make Extensions of Credit hereunder is subject to satisfaction of the following conditions precedent: 4.01 Conditions to Closing Date. The obligation of the Lenders to make the initial Extension of Credit hereunder is subject to the satisfaction in all material respects on or prior to the Closing Date of such of the following conditions as shall not have been expressly waived in writing by the Administrative Agent and Lenders: (a) Certain Credit Documents, Organization Documents, Etc. The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel: (i) executed counterparts of this Credit Agreement, the Pledge Agreement and the Administrative Agent’s Fee Letter, each properly executed by a Responsible Officer of the signing Credit Party; (ii) a Note executed by the Borrower in favor of each Lender requesting a Note; (iii) copies of the Organization Documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date; (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Credit Agreement and the other applicable Credit Documents to which such Credit Party is a party; and

CHAR1\1316557v10 68 (v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in (A) the jurisdiction of its incorporation or organization and (B) each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. (b) Opinions of Counsel. The Administrative Agent shall have received legal opinion with respect to certain of the Credit Documents (in each case dated as of the Closing Date, addressed to the Administrative Agent and in form and substance reasonably satisfactory to the Administrative Agent) from: (i) Sherry Meyerhoff Hanson & Crance LLP, counsel for the Credit Parties; (ii) Menaker & Herrmann LLP, special New York counsel for the Credit Parties; and (iii) Venable LLP, special Maryland counsel for the REIT Guarantor. (c) Material Adverse Change. No material adverse change shall have occurred since December 31, 2012 in the business, assets, operations or financial condition of the Credit Parties, taken as a whole, or in the facts and information regarding such Credit Parties as of the Closing Date. (d) Litigation. There shall not exist any pending or threatened action, suit, investigation or proceeding against any Credit Party or any of their Affiliates that could reasonably be expected to have a Material Adverse Effect or could otherwise materially and adversely affect the transactions set forth herein or contemplated hereby. (e) Personal Property Collateral. The Administrative Agent shall have received (in each case in form and substance reasonably satisfactory to the Administrative Agent): (i) searches of Uniform Commercial Code filings (i) in the state of incorporation of the Borrower or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, (ii) in the state of incorporation of each Borrowing Base Guarantor or where a Borrowing Base Asset is located, and copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens described in clauses (a) through (j) of Section 7.01; (ii) UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral;

CHAR1\1316557v10 69 (iii) certificates (if any) representing the Pledged Equity referred to in the Pledge Agreement accompanied by undated stock powers executed in blank and instruments evidencing any pledged debt indorsed in blank. (f) Borrowing Base Assets. The Administrative Agent shall have received each of the Borrowing Base Asset Deliverables with respect to each Real Property Asset set forth on Schedule 5.12 attached hereto. (g) Property and Liability Insurance. The Administrative Agent shall have received copies of all insurance policies or certificates thereof held by (or for the benefit of) the Credit Parties or Tenants with respect to the Borrowing Base Assets. (h) Officer’s Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the REIT Guarantor as of the Closing Date, in a form reasonably satisfactory to the Administrative Agent, stating that (i) each Credit Party is in compliance with all existing financial obligations (whether pursuant to the terms and conditions of this Credit Agreement or otherwise), (ii) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (iii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality (A) that purports to affect (1) the REIT Guarantor, in a materially adverse manner, (2) the Borrower in a materially adverse manner (3) the Credit Parties, taken as a whole, in a materially adverse manner, (4) the transactions contemplated by this Agreement or (B) that could reasonably be expected to have a Material Adverse Effect on (1) the REIT Guarantor, (2) the Borrower, (3) the transactions contemplated hereby or (4) the ability of the Credit Parties to perform their obligations under the Credit Documents or, (iv) immediately prior to and following the transactions contemplated herein, each of the Credit Parties shall be Solvent, and (v) as of the Closing Date, (A) no Default or Event of Default exists and (B) all representations and warranties contained herein and in the other Credit Documents are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects. (i) Opening Borrowing Base Certificate. Receipt by the Administrative Agent of a Borrowing Base Certificate as of the Closing Date, substantially in the form of Exhibit C-2, duly completed and executed by a Responsible Officer of the Borrower or the REIT Guarantor. (j) Financial Statements. Receipt by the Administrative Agent and the Lenders of (i) the Audited Financial Statements, (ii) pro forma projections of financial statements (balance sheet, income and cash flows) for each of the following four (4) fiscal quarters of the Consolidated Parties and each of the following three (3) fiscal years of the Consolidated Parties, and (iii) such other information relating to the Consolidated Parties as the Administrative Agent may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein.

CHAR1\1316557v10 70 (k) Consents/Approvals. The Credit Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the Transactions without the occurrence of any default under, conflict with or violation of (i) any applicable Law or (ii) any agreement, document or instrument to which any Credit Party is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which would not reasonably be likely to have a Material Adverse Effect. (l) Administrative Agent Fees and Expenses. Payment by the Credit Parties to the Administrative Agent of all fees and expenses relating to the preparation, execution and delivery of this Credit Agreement and the other Credit Documents which are due and payable on the Closing Date, and reasonable and documented Attorney Costs, consultants’ fees, travel expenses and all reasonable fees and expenses associated with the due diligence done in connection with and the preparation of documentation with respect to the Borrowing Base Assets or other Collateral. (m) Lender Fees. Payment by the Credit Parties to the Administrative Agent (on behalf of itself and the other Lenders) of all upfront/commitment fees as agreed upon among the Credit Parties, the Arranger and the respective Lenders. (n) Opening Compliance Certificate. Receipt by the Administrative Agent of a Compliance Certificate as of the Closing Date signed by a Responsible Officer of the Borrower or the REIT Guarantor and including (i) pro forma calculations for the current fiscal quarter (taking into account any Extension of Credit made or requested hereunder as of such date) and (ii) pro forma calculations of all financial covenants contained herein for each of the following four (4) fiscal quarters (based on the projections set forth in the materials delivered pursuant to clause (j) of this Section 4.01). (o) Other. Receipt by the Lenders or the Administrative Agent of such other documents, instruments, agreements or information as reasonably requested by any Lender or the Administrative Agent, including, but not limited to, additional legal opinions, contribution agreements, corporate resolutions, indemnifications and information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, debt agreements, property ownership and contingent liabilities of the Credit Parties. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender. 4.02 Conditions to all Extensions of Credit. The obligation of any Lender to make any Extension of Credit hereunder is subject to the satisfaction of such of the following conditions on or prior to the proposed date of the making of such Extension of Credit:

CHAR1\1316557v10 71 (a) The Administrative Agent shall receive the applicable Request for Extension of Credit and, with respect to the initial Extension of Credit, the conditions set forth in Section 4.01 shall have been met as of the Closing Date; (b) No Default shall have occurred and be continuing immediately before the making of such Extension of Credit and no Default shall exist immediately thereafter; (c) The representations and warranties of the Credit Parties contained in Article V of this Agreement and the other Credit Documents shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the date of such Extension of Credit as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date, except that for purposes of this Section 4.02(c), the representations and warranties contained in Section 5.01 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01; and (d) Immediately following the making of such Extension of Credit the sum of the outstanding principal balance of the Revolving Obligations shall not exceed the lesser of (i) the Aggregate Committed Amount and (ii) the Borrowing Base Amount for such date. The making of such Extension of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date thereof as to the facts specified in clauses (b), (c), and (d) of this Section. ARTICLE V REPRESENTATIONS AND WARRANTIES The Credit Parties hereby represent and warrant that, on and after the Closing Date and until the Obligations, together with interest, fees and other obligations hereunder, have been paid in full and the Revolving Commitments hereunder shall have terminated: 5.01 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Consolidated Parties as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Consolidated Parties as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

CHAR1\1316557v10 72 (b) The unaudited consolidated and consolidating balance sheets of the Consolidated Parties dated March 31, 2013, and the related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Consolidated Parties as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) During the period from December 31, 2012 to and including the Closing Date, there has been no sale, transfer or other disposition by the Consolidated Parties of any material part of the business or Property of the Consolidated Parties, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Consolidated Parties, taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Administrative Agent on or prior to the Closing Date. (d) The financial statements delivered pursuant to Section 6.01(a) and (b) have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 6.01(a) and (b)) and present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of such date and for such periods. (e) Since December 31, 2012, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 5.02 Existence, Qualification and Power. Each of the Credit Parties (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Credit Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.03 Authorization; No Contravention. The execution, delivery and performance by each Credit Party of each Credit Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s

CHAR1\1316557v10 73 Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. 5.04 Binding Effect. This Credit Agreement has been, and each other Credit Document, when delivered hereunder, will have been, duly executed and delivered by each Credit Party that is party thereto. This Credit Agreement constitutes, and each other Credit Document when so delivered will constitute, a legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law. 5.05 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Credit Party after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Credit Party or against any of its properties or revenues that (a) purport to affect or pertain to this Credit Agreement or any other Credit Document, or any of the transactions contemplated hereby, or (b) either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.06 Compliance with ERISA. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of the Credit Parties, nothing has occurred which would prevent, or cause the loss of, such qualification. The REIT Guarantor and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. (b) There are no pending or, to the knowledge of the Credit Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules under ERISA with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

CHAR1\1316557v10 74 (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the REIT Guarantor nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the REIT Guarantor nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the REIT Guarantor nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA. 5.07 Environmental Matters. Except as could not reasonably be expected to have a Material Adverse Effect: (a) To the knowledge of the Responsible Officers of the Credit Parties, each of the facilities and real properties owned, leased or operated by the Consolidated Parties (the “Facilities”) and all operations with respect to each of the Facilities are in compliance with all applicable Environmental Laws in all material respects and there are no conditions relating to the Facilities or the Businesses of the Consolidated Parties that are likely to give rise to liability under any applicable Environmental Laws. (b) To the knowledge of the Responsible Officers of the Credit Parties, none of the Facilities contains, or has previously contained, any Hazardous Substances at, on or under such property in amounts or concentrations that constitutes a violation of, or could give rise to liability under, applicable Environmental Laws. (c) To the knowledge of the Responsible Officers of the Credit Parties, no Consolidated Party has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Facilities or the Businesses of the Consolidated Parties, nor does any Responsible Officer of any Credit Party have knowledge or reason to believe that any such notice will be received or is being threatened. (d) To the knowledge of the Responsible Officers of the Credit Parties, Hazardous Substances have not been transported or disposed of at the Facilities, or generated, treated, stored or disposed of at, on or under any of the Facilities, in each case by or on behalf of any of the Consolidated Parties, in violation of, or in a manner that is likely to give rise to liability under, any applicable Environmental Law. (e) To the knowledge of the Responsible Officers of the Credit Parties, no judicial proceeding or governmental or administrative action is pending or threatened, under any Environmental Law which any Consolidated Party is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or

CHAR1\1316557v10 75 other administrative or judicial requirements outstanding under any Environmental Law with respect to any Consolidated Party, the Facilities or the Businesses of the Consolidated Parties. 5.08 Margin Regulations; Investment Company Act. (a) No Credit Party is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock and no part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock. (b) None of the Credit Parties (i) is or is required to be registered as an “investment company” under the Investment Company Act of 1940 or (ii) is subject to regulation under any other Law which limits its ability to incur the Obligations. 5.09 Compliance with Laws. Each of the Consolidated Parties is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.10 Ownership of Property; Liens. Each of the Consolidated Parties has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business (including, in any case, each of the Borrowing Base Assets), except for Permitted Liens and such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Set forth on the most recently delivered Borrowing Base Certificate required pursuant to Section 6.02 is a list of all Borrowing Base Assets. The Property of the Consolidated Parties (other than the Borrowing Base Guarantors) is subject to no Liens, other than Permitted Liens and the Property of the Borrowing Base Guarantors is subject to no Liens, other than Permitted Liens described in clauses (a) through (j) of Section 7.01. 5.11 Corporate Structure; Capital Stock, Etc. As of the Closing Date and as of each date on which such schedule is subsequently updated pursuant to the terms hereof through the delivery of a Compliance Certificate, Schedule 5.11 correctly sets forth the corporate structure of REIT Guarantor and each of its Subsidiaries (including each of the Credit Parties), as well as the entity and ownership structure of the Credit Parties and the correct legal name, tax identification number and the jurisdiction of formation of the Credit Parties. Also included on Schedule 5.11 is a listing, as of such date, of the number of shares of each class of Capital Stock outstanding with respect to each Credit Party, the Persons holding equity interests in such Credit Parties, their percentage equity or voting

CHAR1\1316557v10 76 interest in the Credit Parties and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. Except as set forth on Schedule 5.11, as of the Closing Date: (i) no Credit Party has issued to any third party any securities convertible into any equity interest in such Credit Party, or any options, warrants or other rights to acquire any securities convertible into any such equity interest, and (ii) the outstanding Capital Stock of each Credit Party is owned by the Persons indicated on Schedule 5.11, is validly issued, fully paid and non-assessable, and is free and clear of all Liens, warrants, options and rights of others of any kind whatsoever. Each Person owning a Borrowing Base Asset is a Credit Party hereunder. Each Credit Party (other than the REIT Guarantor and the Borrower) is a Wholly Owned Subsidiary of the Borrower. No Borrowing Base Guarantor holds or otherwise has any interest in any Capital Stock of any other Person. 5.12 Real Property Assets; Leases. (a) Part I of Schedule 5.12 (as updated pursuant to the terms hereof through the delivery of a Compliance Certificate) is a true and complete list of (i) the street address of each Borrowing Base Asset, (ii) the Credit Party which owns or leases, as applicable, each such Borrowing Base Asset, (iii) the facility type of each such Borrowing Base Asset, (iv) the Facility Leases to which each such Borrowing Base Asset is subject (or, in the case of the initial Borrowing Base Assets, will be subject on or prior to the Closing Date), together with the applicable Tenant and the termination date of such Facility Lease, (v) the name and address of the applicable Tenant and (vi) correctly sets forth the type of interest (fee or leasehold) held by each Credit Party in its respective Borrowing Base Asset. Each parcel of real property identified on Part I of Schedule 5.12 is a Real Property Asset that qualifies as a Borrowing Base Asset pursuant to the terms hereof. (b) Part II of Schedule 5.12 (as updated pursuant to the terms hereof through the delivery of a Compliance Certificate) is a true and complete list as of the Closing Date of (i) the street address of each other Real Property Asset owned by any Credit Party, (ii) the applicable Credit Party which owns each such other Real Property Asset, (iii) the facility type of each such other Real Property Asset, (iv) the lease(s) to which each such other Real Property Asset is subject, and (v) the name and address of the Tenants with respect to each such other Real Property Asset. (c) Part III of Schedule 5.12 (as updated pursuant to the terms hereof through the delivery of a Compliance Certificate) properly sets forth the names and addresses of all Tenants with respect to the Real Property Assets who are, to the knowledge of any Responsible Officer of the Credit Parties, (i) delinquent in paying any franchise, business, intangible, personal property taxes or real estate taxes due beyond the later of the applicable grace period with respect thereto, if any, and forty five (45) days and/or (ii) the subject of any Bankruptcy Event. (d) Part IV of Schedule 5.12 (as updated pursuant to the terms hereof through the delivery of a Compliance Certificate) properly sets forth all subleases known by a Credit Party to exist with respect to the Facility Leases relating to any of the Borrowing Base Assets, the termination of which could result in a material adverse effect on the applicable Tenant’s ability to continue to make scheduled payments to the applicable Credit Party under the applicable

CHAR1\1316557v10 77 Facility Lease, together with the applicable tenant with respect thereto, the remaining term of the sublease and whether or not such tenant is current on payments due thereunder. (e) To the knowledge of the Responsible Officers of the Credit Parties, each of the facilities located on the Borrowing Base Properties owned by the Credit Parties complies with the requirements of Section 6.08 of this Agreement. To the knowledge of the Responsible Officers of the Credit Parties, no condemnation or condemnation proceeding has been instituted and remained undismissed for a period in excess of ninety (90) consecutive days, in each case, with respect to a material portion of any Real Property Asset listed as a Borrowing Base Property on Part I of Schedule 5.12. To the knowledge of the Responsible Officers of the Credit Parties, no material casualty event has occurred with respect to the improvements located on any Real Property Asset listed as a Borrowing Base Property on Part I of Schedule 5.12 which has not been (or, if applicable) will not be able to be) fully remediated with available insurance proceeds. 5.13 Facility Leases; Additional Contractual Obligations. Schedule 5.13 (as updated pursuant to the terms hereof through the delivery of a Compliance Certificate) is a true, correct and complete listing of all Facility Leases as of the Closing Date (other than those set forth on Parts I or II of Schedule 5.12). No event of default, or event or condition which with the giving of notice, the lapse of time, a determination of materiality, the satisfaction of any other condition or any combination of the foregoing, would constitute such an event of default, exists with respect to any such Facility Lease. No Facility Lease applicable to any such Borrowing Base Asset has been terminated without the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld or relayed). Except as set forth on Schedule 5.13, neither the Borrower nor any Borrowing Base Guarantor is a party to any contract or agreement that is subject to the Federal Assignment of Claims Act, as amended (31 U.S.C. Section 3727) or any similar state or local law. 5.14 [Reserved]. 5.15 Solvency. Immediately before and immediately after giving effect to this Agreement, (a) the Borrower is Solvent and (b) the Consolidated Parties are Solvent on a consolidated basis. 5.16 Taxes. Each of the Consolidated Parties have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties (including all Real Property Assets), income or assets prior to delinquency, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Credit Party that would, if made, have a Material Adverse Effect. Other than the tax allocation agreement executed in connection with the Separation, no Credit Party is party to any tax sharing agreement.

CHAR1\1316557v10 78 5.17 Insurance. The Real Property Assets of each of the Consolidated Parties are insured with financially sound and reputable insurance companies not Affiliates of the Borrower (except with respect to Real Property Assets that do not constitute Borrowing Base Assets), in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Consolidated Party operates. The insurance coverage with respect to the Borrowing Base Assets is described on Schedule 5.17. 5.18 No Default. (a) No Consolidated Party is in default after all applicable notice and cure periods under or with respect to any Contractual Obligation that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. (b) No Default has occurred and is continuing. 5.19 [Reserved]. 5.20 Disclosure. Each Credit Party has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Credit Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Credit Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Credit Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 5.21 Governmental Authorization; Other Consents. Except for the filings, recordings and other actions necessary to create and perfect the Liens and security interests contemplated hereunder and under the other Credit Documents, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of this Credit Agreement or any other Credit Document.

CHAR1\1316557v10 79 5.22 Anti-Terrorism Laws. Neither any Credit Party nor any of its Subsidiaries is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.) (the “Trading with the Enemy Act”), as amended. Neither any Credit Party nor any of its Subsidiaries is in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the Patriot Act. Set forth on Schedule 5.22 is the exact legal name of each Credit Party, the state of incorporation or organization, the chief executive office, the principal place of business, the jurisdictions in which the Credit Parties are qualified to do business, the federal tax identification number and organization identification number of each of the Credit Parties as of the Closing Date. 5.23 Collateral Documents. The Collateral Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are currently perfected security interests and Liens, prior to all other Liens other than Permitted Liens described in clauses (a) though (j) of Section 7.01. 5.24 REIT Status. The REIT Guarantor is taxed as a “real estate investment trust” within the meaning of Sections 856 through 860 of the Internal Revenue Code and each of the Credit Parties are Qualified REIT Subsidiaries. ARTICLE VI AFFIRMATIVE COVENANTS The Credit Parties hereby covenant and agree that until the Obligations, together with interest, fees and other obligations hereunder, have been paid in full and the Revolving Commitments hereunder shall have terminated: 6.01 Financial Statements. The Borrower shall deliver to the Administrative Agent (and the Administrative Agent shall disseminate such information pursuant to the terms of Section 6.02 hereof), in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders: (a) as soon as available, but in any event within ninety (90) days (or within five (5) days of such other time period required by the SEC) after the end of each fiscal year of the REIT Guarantor, a consolidated balance sheet of the Consolidated Parties as at the end of such fiscal year, and the related consolidated statements of earnings, shareholders’ equity and cash flows for

CHAR1\1316557v10 80 such fiscal year (setting forth in each case in comparative form the figures for the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by (i) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) an attestation report of such Registered Public Accounting Firm as to the Credit Party’s internal controls pursuant to Section 404 of Sarbanes-Oxley expressing a conclusion to which the Required Lenders do not object; and (b) as soon as available, but in any event within forty-five (45) days (or within five (5) days of such other time period required by the SEC) after the end of each of the first three (3) fiscal quarters of each fiscal year of the REIT Guarantor, a consolidated balance sheet of the Consolidated Parties as at the end of such fiscal quarter, and the related consolidated statements of earnings, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the REIT Guarantor’s fiscal year then ended, setting forth in each case, in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the REIT Guarantor as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Consolidated Parties in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; provided, that the Administrative Agent hereby agrees that a Form 10-Q of the REIT Guarantor in form similar to that delivered to the SEC shall satisfy the requirements of this Section 6.01(b). 6.02 Certificates; Other Information. The Borrower shall deliver to the Administrative Agent (and the Administrative Agent shall disseminate such information pursuant to the terms of this Section 6.02), in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders: (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower or the REIT Guarantor; (b) within forty-five (45) days after the end of each fiscal quarter, a Borrowing Base Certificate calculated as of the end of the immediately prior fiscal quarter, duly completed and executed by a Responsible Officer of the Borrower or the REIT Guarantor; provided, however, the Borrower may, at its option, provide an updated Borrowing Base Certificate more frequently than quarterly; (c) within forty-five (45) days following the date on which such statements and calculations are due to the respective Credit Parties from the respective Tenants, quarterly operating statements (in a form prepared by the Borrower or such respective Credit Party and consistent with the form provided previously by the Borrower or such other Credit Parties to the

CHAR1\1316557v10 81 Administrative Agent in connection with the Existing Credit Agreement) and Occupancy Rate calculations concerning each of the then-existing Borrowing Base Assets; (d) within thirty (30) days after the end of each fiscal year of the REIT Guarantor, beginning with the fiscal year ending December 31, 2013, an annual operating forecast of the REIT Guarantor containing, among other things, pro forma financial statements for the then current fiscal year; (e) promptly after any request by the Administrative Agent, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors by the independent accountants of the REIT Guarantor (or the audit committee of the board of directors of the REIT Guarantor) in respect of the REIT Guarantor (and, to the extent any such reports, letters or recommendations are prepared separately for any other Credit Party, such Credit Party) by independent accountants in connection with the accounts or books of the REIT Guarantor (or such Credit Party) or any audit of the REIT Guarantor (or such Credit Party); (f) promptly after the same are available, (i) copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the REIT Guarantor, and copies of all annual, regular, periodic and special reports and registration statements which the REIT Guarantor may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or to a holder of any Indebtedness owed by the REIT Guarantor in its capacity as such holder and not otherwise required to be delivered to the Administrative Agent pursuant hereto and (ii) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters; (g) promptly upon receipt thereof, a copy of any other report or “management letter” submitted by independent accountants to the REIT Guarantor or any Credit Party in connection with any annual, interim or special audit of the books of the REIT Guarantor (or any such Credit Party(ies)); (h) promptly upon any Responsible Officer of any Credit Party becoming aware thereof, notice of (i) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect and (ii) any other Default or Event of Default; and (i) promptly, such additional information regarding the business, financial or corporate affairs of the Credit Parties, or compliance with the terms of the Credit Documents, as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b), (c), (d), (e) or (f)(i) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Credit Parties post such documents, or provides a link

CHAR1\1316557v10 82 thereto on the REIT Guarantor’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Credit Parties’ behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (A) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Credit Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Credit Parties hereby acknowledge that (x) the Administrative Agent will promptly make available to the Lenders materials and/or information provided by or on behalf of the Credit Parties hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (y) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Credit Parties or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. Each of the Credit Parties hereby agrees that (ww) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof (xx) by marking Borrower Materials “PUBLIC,” the Credit Parties shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Credit Parties or their securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (yy) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor;” and (zz) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.” Notwithstanding the foregoing, the Credit Parties shall be under no obligation to mark any Borrower Materials “PUBLIC”. 6.03 Preservation of Existence and Franchises. Each Credit Party will, and will cause each of its Subsidiaries to, do all things necessary to (a) preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.06; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and

CHAR1\1316557v10 83 franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.04 Books and Records. Each Credit Party will, and will cause each of its Subsidiaries to, maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Person except, with respect to the Subsidiary Guarantors (other than any Borrowing Base Guarantor) only, to the extent that such failure could not reasonably be expected to have a Material Adverse Effect. 6.05 Compliance with Law. Each Credit Party will, and will cause each of its Subsidiaries to, comply with the requirements of all Laws and all orders, writs, injunctions and decrees (including, without limitation, building and zoning laws and all Healthcare Laws) applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect; provided that to the extent a Credit Party or Subsidiary is unable to comply with the provisions of this Section 6.05 due to a Tenant’s act or omission such violation shall not constitute a Default or Event of Default, provided, that if such violation involves a Borrowing Base Asset, the Borrower delivers a new Borrowing Base Certificate removing the applicable Borrowing Base Asset within ten (10) Business Days of a Responsible Officer of the Borrower becoming aware of such violation and make a prepayment to the extent required by Section 2.06(b). 6.06 Payment of Obligations. Each Credit Party will, and will cause each of its Subsidiaries to, pay and discharge (or cause to be paid or discharged) (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Person and (b) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property, subject to rights of contest as set forth in Section 7.01; provided that to the extent a Credit Party or Subsidiary is unable to comply with the provisions of this Section 6.06 due to a Tenant’s act or omission such violation shall not constitute a Default or Event of Default, provided that if such violation involves a Borrowing Base Asset, the Borrower delivers a new Borrowing Base Certificate removing the applicable Borrowing Base Asset within ten (10) Business Days of a Responsible Officer of the Borrower becoming aware of such violation and make a prepayment to the extent required by Section 2.06(b).

CHAR1\1316557v10 84 6.07 Insurance. The Credit Parties shall, and shall cause its Subsidiaries to, maintain or cause to be maintained, with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons except, with respect to the Subsidiary Guarantors (other than any Borrowing Base Guarantor) only, any failure to so maintain could not reasonably be expected to have a Material Adverse Effect. 6.08 Maintenance of Property. Each Credit Party shall, and shall cause each of its Subsidiaries to, (a) protect and preserve, or cause to be protected and preserved all Borrowing Base Assets and maintain, or cause to be maintained, in good repair, working order and condition all Borrowing Base Assets, ordinary wear and tear excepted, in accordance with applicable Facility Leases and (b) from time to time make, or cause to be made, all needed and appropriate repairs, renewals, replacements and additions to such Borrowing Base Assets, so that the business carried on in connection therewith may be properly and advantageously conducted at all times in accordance with applicable Facility Leases; provided that to the extent a Credit Party or any Subsidiary is unable to comply with the provisions of this Section 6.08 due to a Tenant’s act or omission such violation shall not constitute a Default or Event of Default so long as the Borrower delivers a new Borrowing Base Certificate removing any applicable Borrowing Base Asset within ten (10) Business Days of a Responsible Officer of the Borrower becoming aware of such violation and make a prepayment to the extent required by Section 2.06(b).. 6.09 Visits and Inspections. Each Credit Party shall, and shall cause each of its Subsidiaries to (subject to applicable Facility Leases), permit representatives and independent contractors of the Administrative Agent and each Lender to: (a) visit and inspect all Real Property Assets to the extent any such right to visit or inspect is within the control of such Person; (b) inspect and make extracts from their respective books and records, including but not limited to management letters prepared by independent accountants; and (c) discuss with its principal officers, and its independent accountants, its business, properties, condition (financial or otherwise), results of operations and performance. If requested by the Administrative Agent, the applicable Credit Party shall execute an authorization letter addressed to its accountants authorizing the Administrative Agent or any Lender to discuss the financial affairs of such Credit Party with its accountants. 6.10 Use of Proceeds. The Borrower shall use the proceeds of any Extension of Credit for general corporate purposes not in contravention of any Law or of any Credit Document, including, but not limited to the acquisition of Healthcare Facilities or companies owning Healthcare Facilities, funding working capital, dividends and capital expenditures (it being understood and agreed that the Borrower shall not use such proceeds, whether directly or indirectly, and whether immediately,

CHAR1\1316557v10 85 incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose). 6.11 Financial Covenants. (a) Consolidated Leverage Ratio. The Credit Parties shall cause the Consolidated Leverage Ratio, as of the end of each fiscal quarter, to be equal to or less than 5.50 to 1.00. (b) Consolidated Fixed Charge Coverage Ratio. The Credit Parties shall cause the Consolidated Fixed Charge Coverage Ratio, as of the end of each fiscal quarter, to be equal to or greater than 1.75 to 1.00. (c) Consolidated Tangible Net Worth. The Credit Parties shall cause the Consolidated Tangible Net Worth as of the end of each fiscal quarter to be equal to or greater than the sum of (i) an amount equal to $452,672,800 plus (ii) an amount equal to 75% of the net cash proceeds received by the Consolidated Parties from Equity Transactions during the period following the Closing Date and ending as of the last day of the fiscal quarter for which such calculation is being performed. (d) Distribution Limitation. The Credit Parties shall cause the aggregate cash distributions to the REIT Guarantor’s shareholders made by the REIT Guarantor during the four (4) fiscal quarter period ending as of the end of each fiscal quarter to be equal to or less than ninety-five percent (95%) of the aggregate cumulative Funds From Operations accrued during such four (4) fiscal quarter period (or such greater amount as is required for the REIT Guarantor to maintain REIT status) (it being understood that, notwithstanding anything to the contrary contained in this Section 6.11(d), the REIT Guarantor may (i) distribute to the REIT Guarantor’s shareholders any and all cash proceeds received by the REIT Guarantor in connection with any issuance or sale of shares of its Capital Stock (regardless of when issued or sold) and (ii) make unlimited distributions to the REIT Guarantor’s shareholders payable solely in the form of common stock of the REIT Guarantor). (e) Investments of REIT Guarantor and its Subsidiaries. The REIT Guarantor shall cause the sum of (a) the aggregate book value (on a GAAP basis) of Investments by the REIT Guarantor and its Subsidiaries in land (exclusive of any land which is included in a Facility Lease), development, unconsolidated joint ventures, mortgage loans or loans to tenants or operators (each a “Non-Core Investment”) minus (b) the aggregate amount of Indebtedness secured by such Non-Core Investment (including, in any event, a pro rata share of the foregoing attributable to interests in joint ventures) to at all times be less than an amount equal to 12.5% of Consolidated Total Assets. (f) Maximum Secured Debt Ratio. The Credit Parties shall cause the ratio of Consolidated Secured Funded Debt (excluding the Indebtedness under the Credit Documents) to Consolidated Total Assets as of the end of each fiscal quarter to be less than 30%.

CHAR1\1316557v10 86 (g) Maximum Secured Recourse Debt Ratio. The Credit Parties shall cause the ratio of Consolidated Secured Recourse Funded Debt (excluding the Indebtedness under the Credit Documents) to Consolidated Total Assets as of the end of each fiscal quarter to be less than 10%. 6.12 Environmental Matters. (a) Each of the Credit Parties shall, and shall cause each of its Subsidiaries to, comply or shall cause Tenant to comply with all Environmental Laws in respect of its Real Property Assets. The Credit Parties shall, and shall cause each of their Subsidiaries to, promptly take all actions necessary to prevent the imposition of any Liens on any of its Real Property Assets arising out of or related to any Environmental Laws. Notwithstanding the foregoing, the Credit Parties shall not be required to comply with the foregoing requirements in instances in which (i) the requirement of any applicable Environmental Law is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect; provided that, to the extent a Credit Party or Subsidiary is unable to comply with the provisions of this Section 6.12 due to a Tenant’s act or omission, such violation shall not constitute a Default or Event of Default, provided that if such violation involves a Borrowing Base Asset, the Borrower delivers a new Borrowing Base Certificate removing the applicable Borrowing Base Asset within ten (10) Business Days of a Responsible Officer of the Borrower becoming aware of such violation. (b) In respect of any Real Property Asset, if any Credit Party or any Subsidiary of a Credit Party shall (i) receive notice that any violation of any Environmental Law may have been committed or is about to be committed by such Person, (ii) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against any Credit Party or Subsidiary alleging violations of any Environmental Law or requiring any such Person to take any action in connection with the release of any Hazardous Substance or (iii) receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for costs associated with a response to or cleanup of a release of a Hazardous Substance or any damages caused thereby, the applicable Person shall provide the Administrative Agent with a copy of such notice within ten (10) days after the receipt thereof by such Person. 6.13 REIT Status. The REIT Guarantor will, and will cause each of its Subsidiaries to, operate its business at all times so as to satisfy all requirements necessary to qualify and maintain the REIT Guarantor’s qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code. The REIT Guarantor will maintain adequate records so as to comply with all record-keeping requirements relating to its qualification as a real estate investment trust as required by the Internal Revenue Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file (taking into account any valid extensions) with the Internal Revenue Service all returns and reports required thereby.

CHAR1\1316557v10 87 6.14 Joinder as Guarantor. (a) As a condition to the inclusion of any Borrowing Base Asset in the Borrowing Base Amount, the Credit Parties shall (i) cause the Person that owns such Real Property Assets to become a Borrowing Base Guarantor hereunder through the execution and delivery to the Administrative Agent of a Subsidiary Guarantor Joinder Agreement on or before the earlier of (A) the date on which a Real Property Asset owned by such Subsidiary is included in any calculation (pro forma or otherwise) of the Borrowing Base Amount and (B) the deadline for the delivery of the next Compliance Certificate pursuant to Section 6.02(a)), and (ii) cause such Subsidiary to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Subsidiary, favorable opinions of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, no such Subsidiary may become a Borrowing Base Guarantor in accordance with the terms of this clause (a) unless and until the Lenders have received from the Borrower any such documentation and other information requested by the Administrative Agent or any Lender pursuant to Section 10.19. (b) Upon the acquisition, incorporation or other creation of any other direct or indirect Subsidiary of the REIT Guarantor (other than (i) a Borrowing Base Guarantor, which shall be governed pursuant to clause (a) above, (ii) an Unrestricted Subsidiary, (iii) a Subsidiary that is not, as of the Closing Date, a Guarantor hereunder and (iv) a Subsidiary that is not required, by the provisions of this Agreement (including Section 11.08), to be a Guarantor hereunder), the Credit Parties shall (i) cause such Subsidiary to become a Subsidiary Guarantor hereunder through the execution and delivery to the Administrative Agent of a Subsidiary Guarantor Joinder Agreement within thirty (30) days of the acquisition, incorporation or creation of such Subsidiary, and (ii) cause such Subsidiary to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Subsidiary. (c) The Borrower shall at all times subject all Capital Stock of each Borrowing Base Guarantor owned directly or indirectly by the Borrower, and all Capital Stock of each Subsidiary of the Borrower which is an intermediate owner of the Capital Stock of a Borrowing Base Guarantor, to first priority perfected Liens (subject in any case to Permitted Liens described in clauses (a) through (j) of Section 7.01) in favor of the Administrative Agent to secure the Obligations pursuant to the terms and conditions of the Credit Documents and such other additional security documents as the Administrative Agent shall reasonably request, and deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, all in form, content and scope reasonably satisfactory to the Administrative Agent. In furtherance of the Borrower’s obligations under this Section 6.14, the Borrower hereby agrees that it shall, from time to time, at its own expense, promptly execute, deliver, file and/or record all further instruments and documents, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request, in order to (a) properly

CHAR1\1316557v10 88 evidence the Borrower’s Obligations hereunder or under any Credit Document or (b) perfect, continue and protect the Liens and security interests granted or purported to be granted by any Collateral Documents and to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder and under any other Credit Document with respect to any Collateral. The Borrower shall promptly deliver to the Administrative Agent a copy of each such instrument and evidence of its proper filing or recording, as necessary 6.15 Further Assurances. Each Credit Party shall, promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Credit Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re- register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Credit Documents, (ii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Administrative Agent the rights granted or now or hereafter intended to be granted to the Administrative Agent under any Credit Document or under any other instrument executed in connection with any Credit Document to which any Credit Party is or is to be a party. 6.16 Compliance With Facility Leases. Each Credit Party shall, and shall cause each of its Subsidiaries to, perform and observe all the terms and provisions of each Facility Lease to be performed or observed by it, maintain each such Facility Lease in full force and effect, use its commercially reasonable efforts to enforce, in all respects, each such Facility Lease in accordance with its terms, other than, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided that, to the extent a Credit Party or Subsidiary is unable to comply with the provisions of this Section 6.16 due to a Tenant’s act or omission, such violation shall not constitute a Default or Event of Default, provided that if such violation involves a Borrowing Base Asset, the Borrower delivers a new Borrowing Base Certificate removing the applicable Borrowing Base Asset within ten (10) Business Days of a Responsible Officer of the Borrower becoming aware of such violation and make a prepayment to the extent required by Section 2.06(b). 6.17 [Reserved]. 6.18 Borrowing Base Certificates; Facility Leases. A Responsible Officer of the Borrower or the REIT Guarantor shall deliver an updated Borrowing Base Certificate upon (i) any amendment to any Facility Lease applicable to a Borrowing Base Asset to the extent permitted by Section 7.11 hereof and (ii) any material casualty or condemnation event, in either case, to the extent that such amendment or casualty

CHAR1\1316557v10 89 event or condemnation event has had, or could reasonably be expected to have, an effect (other than a de minimus effect) on the then applicable Borrowing Base Amount or eligibility of a Real Property Asset as a Borrowing Base Asset. ARTICLE VII NEGATIVE COVENANTS The Credit Parties hereby covenant and agree that until the Obligations, together with interest, fees and other obligations hereunder, have been paid in full and the Revolving Commitments hereunder shall have terminated: 7.01 Liens. No Credit Party shall, nor shall they permit any Subsidiary to, at any time, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names any such Person as debtor, or assign any accounts or other right to receive income, other than the following (collectively, “Permitted Liens”): (a) Liens in favor of the Administrative Agent for the benefit of the Lenders (it being understood and agreed that other than pursuant to Section 6.14(c) hereof, the REIT Guarantor shall not create any Lien upon the Capital Stock of the Borrower and the Borrower shall not create any Lien upon the Capital Stock of the Credit Parties); (b) Liens, if any, in favor of the L/C Issuer and/or Swing Line Lender to cash collateralize or otherwise secure the obligations of a Defaulting Lender or an Impacted Lender to fund risk participations hereunder; (c) Liens in existence as of the Closing Date as set forth on Schedule 7.01; (d) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA), in each case, which are not yet delinquent (other than those which are being contested in good faith and for which adequate reserves have been established in accordance with GAAP); (e) Liens evidencing the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals, in each case, incurred in the ordinary course of business and which are not at the time required to be paid or discharged (other than those which are being contested in good faith and for which a bond or other assurance has been posted as required by applicable Law);

CHAR1\1316557v10 90 (f) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen’s compensation, unemployment insurance or similar applicable Laws; (g) zoning restrictions, easements, rights-of-way, covenants, reservations and other rights, restrictions or encumbrances on the use of Real Property Assets, which do not materially detract from the value of such property or materially impair the use thereof for the business of such Person; (h) Liens arising pursuant to Facility Leases; (i) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement; (j) liens arising pursuant to leases or subleases of immaterial portions of any Real Property Asset owned by any of the Credit Parties granted to others not interfering in any material respect with such Real Property Asset or the business of the applicable Borrower; and (k) other Liens incurred in connection with Consolidated Funded Debt as long as after giving effect thereto, the Credit Parties are in compliance with the financial covenants in Section 6.11, on a pro forma basis as if such Lien had been incurred as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01 (or if such Lien exists as of the Closing Date, as of June 30, 2013); provided, that the Credit Parties may not grant a mortgage, deed of trust, lien, pledge, encumbrance or other security interest, in each case, to secure Funded Debt with respect to any Borrowing Base Asset except in favor the Administrative Agent for the benefit of the Lenders. 7.02 Indebtedness. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Credit Documents; (b) Indebtedness set forth in Schedule 7.02 (and renewals, refinancings and extensions thereof); provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and capitalized interest or reserves relating thereto and (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less

CHAR1\1316557v10 91 favorable in any material respect to the applicable Credit Party or Subsidiary or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate; (c) unsecured intercompany Indebtedness permitted under Section 7.04; (d) obligations (contingent or otherwise) of the Credit Party or any Subsidiary thereof existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person (whether from floating to fixed rate interest or fixed to floating rate interest), and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; (e) Guarantees with respect to Indebtedness permitted under clauses (a) through (d) of this Section 7.02; and (f) other Indebtedness (including any portion of any renewal, financing, or extension of Indebtedness set forth in Schedule 7.02 to the extent such portion does not meet the criteria set for the in the proviso of clause (b) above) as long as, after giving effect thereto, the Credit Parties are in compliance with the financial covenants in Section 6.11, on a pro forma basis as if such Indebtedness had been incurred as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01 (or if such Indebtedness exists as of the Closing Date, as of June 30, 2013). 7.03 Secured Indebtedness; Unencumbered Assets. (a) The covenant limiting the ability of the REIT Guarantor and certain of its Subsidiaries to incur secured indebtedness (and exceptions to such incurrence limitation) set forth in Sections 4.08(b) and (d) of the Sabra Senior Notes Indenture (2010) and Sections 10.8(b) and (d) of the Sabra Senior Notes Indenture (2013), in each case, as in effect on the Closing Date hereof, shall be incorporated herein by reference in its entirety with the same effect as if set forth in full herein (with the defined terms used therein, including defined terms used in other defined terms, having the meanings assigned to them in the Sabra Senior Note Indenture (2010) and the Sabra Senior Notes Indenture (2013), as applicable) (the “Incorporated Secured Indebtedness Covenants”). The Borrower further covenants and agrees that the Incorporated Secured Indebtedness Covenants shall be as binding on the Borrower as if set forth fully herein, provided that (i) the Incorporated Secured Indebtedness Covenants shall run in favor of the Lenders hereunder (rather than the noteholders under the Sabra Senior Notes Indentures), (ii) in the event of the amendment or modification of the covenant contained in Section 4.08(b) or (d) of the Sabra Senior Notes Indenture (2010) or the covenant in Section 10.8(b) and (d) of the Sabra Senior Notes Indenture (2013), the Incorporated Secured Indebtedness Covenants shall be as in effect immediately prior to such amendment or modification, unless the Required Lenders

CHAR1\1316557v10 92 consent to such amendment or modification of the terms hereof, and (iii) in the event that the Sabra Senior Notes Indenture (2010) or the Sabra Senior Notes Indenture (2013) shall be refinanced, repaid, terminated or replaced by other senior notes, the Incorporated Secured Indebtedness Covenants shall be as in effect immediately prior to such refinancing or replacement. (b) The covenant requiring the REIT Guarantor and certain of its Subsidiaries to maintain unencumbered assets set forth in Section 10.10 of the Sabra Senior Notes Indenture (2013), as in effect on the Closing Date hereof, shall be incorporated herein by reference in its entirety with the same effect as if set forth in full herein (with the defined terms used therein, including defined terms used in other defined terms, having the meanings assigned to them in the Sabra Senior Notes Indenture (2013)) (the “Incorporated Unencumbered Assets Covenant”). The Borrower further covenants and agrees that the Incorporated Unencumbered Assets Covenant shall be as binding on the Borrower as if set forth fully herein, provided that (i) the Incorporated Unencumbered Assets Covenant shall run in favor of the Lenders hereunder (rather than the noteholders under the Sabra Senior Notes Indentures (2013)), (ii) in the event of the amendment or modification of the covenant contained in Section 10.10 of the Sabra Senior Notes Indenture (2013), the Incorporated Unencumbered Assets Covenant shall be as in effect immediately prior to such amendment or modification, unless the Required Lenders consent to such amendment or modification of the terms hereof, and (iii) in the event that the Sabra Senior Notes Indenture (2013) shall be refinanced, repaid, terminated or replaced by other senior notes, the Incorporated Unencumbered Assets Covenant shall be as in effect immediately prior to such refinancing or replacement. 7.04 Investments. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, make any Investments, except: (a) Investments held in the form of cash or Cash Equivalents; (b) Investments (i) by any Person in any Credit Party and (ii) by any Subsidiary that is not a Credit Party in any other Subsidiary that is not a Credit Party; (c) Investments existing as of the Closing Date and set forth in Schedule 7.04; (d) Guarantees permitted by Section 7.02; (e) acquisitions of personal property in the ordinary course of business to the extent required to continue to operate a Credit Party’s Businesses in the manner in which they are currently being operated; (f) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP;

CHAR1\1316557v10 93 (g) Investments received in satisfaction of judgments or in settlements of debt or compromises of obligations incurred in the ordinary course of business; (h) any Investment consisting of prepaid expenses, negotiable instruments held for collection and lease, endorsements for deposit or collection in the ordinary course of business, utility or workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business; (i) pledges or deposits by a Person under workers compensation laws, unemployment insurance laws or similar legislation, or deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business; and (j) Investments in or related to Healthcare Facilities and Investments as described in Section 6.10; provided, however, that after giving effect to any such Investments, the Credit Parties are in compliance with the financial covenant in Section 6.11(e). 7.05 [Reserved]. 7.06 Fundamental Changes. No Credit Party shall, nor shall they permit any Subsidiary to, merge, dissolve, liquidate, consolidate with or into another Person; except that so long as no Default or Event of Default exists or would result therefrom, (a) the Borrower may merge or consolidated with any of its Subsidiaries provided that the Borrower is the continuing or surviving Person, (b) any Borrowing Base Guarantor may merge or consolidate with any other Borrowing Base Guarantor, (c) any Consolidated Party (including any Unrestricted Subsidiary) which is not a Credit Party may be merged or consolidated with or into any Credit Party provided that either such Credit Party shall be the continuing or surviving corporation or the continuing or surviving corporation shall become a Credit Party as herein provided, (d) any Subsidiary Guarantor (other than a Borrowing Base Guarantor) may be merged or consolidated with or into any other Subsidiary Guarantor and (e) any Subsidiary Guarantor (other than any Borrowing Base Guarantor) may dissolve, liquidate or wind up its affairs at any time provided that such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect. 7.07 Dispositions. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of obsolete or worn out Property, whether now owned or hereafter acquired, in the ordinary course of business; (b) Dispositions of inventory in the ordinary course of business;

CHAR1\1316557v10 94 (c) Dispositions of equipment or Property to the extent that (i) such Property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement Property; provided, that if the Property disposed of is a Borrowing Base Asset it is removed from the calculation of the Borrowing Base Amount. (d) Dispositions of Property by any Subsidiary to a Credit Party or to a Wholly Owned Subsidiary; provided, that if the transferor of such property is a Credit Party, the transferee thereof must be a Credit Party; (e) Dispositions permitted by Section 7.04; (f) real estate leases entered into in the ordinary course of business; and (g) Dispositions by the Consolidated Parties not otherwise permitted under this Section 7.07; provided, that (i) at the time of such Disposition, no Default or Event of Default exists and is continuing (that would not be cured by such Disposition) or would result from such Disposition and (ii) after giving effect thereto, the Credit Parties are in compliance with the financial covenants in Section 6.11, on a pro forma basis as if such Disposition had been incurred as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01. Notwithstanding anything above, any Disposition pursuant to clauses (a) through (g) shall be for fair market value. 7.08 Business Activities. No Credit Party shall, nor shall they permit any Subsidiary to, engage, directly or indirectly, in any business activities other than owning, developing, managing and providing secured financing for real and personal property and similar interests in leasehold properties which are owned by or net leased to healthcare operators for use as Healthcare Facilities; provided, however, that the foregoing restriction shall not be deemed to prohibit any taxable REIT subsidiary of the Borrower or the REIT Guarantor from operating any Real Property Asset. 7.09 Transactions with Affiliates and Insiders. Except as permitted pursuant to Section 7.04(b)(ii) hereof, no Credit Party shall, nor shall they permit any Subsidiary to, at any time, enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to such Person as would be obtainable by such Person at the time in a comparable arm’s length transaction with a Person other than an Affiliate.

CHAR1\1316557v10 95 7.10 Organization Documents; Fiscal Year. No Credit Party shall, nor shall it permit any Subsidiary to, (a) amend, modify or change, in any manner materially adverse to the interests of the Lenders, its organization documents or (b) change its fiscal year. 7.11 Modifications to Facility Leases. The Borrowing Base Guarantors shall not, without the prior written consent of the Required Lenders enter into any material amendment or modification or cancel or terminate any Facility Lease prior to its stated maturity. Notwithstanding the foregoing, the Borrowing Base Guarantors may amend or modify or permit the amendment or modification of any Facility Lease without the Required Lenders’ prior written consent, except to the extent such amendment or modification: (i) decreases the rent or any other monetary obligations under any Facility Lease (except as set forth in the proviso to this sentence); (ii) shortens the term of any Facility Lease; (iii) releases or limits the liability of any guarantor under any Facility Lease; (iv) releases any security deposits or letters of credit or any other security or collateral under any Facility Lease; (v) consents to the assignment, delegation or other transfer of rights and obligations under any Facility Lease; or (vi) makes any other material change to the terms and conditions of any Facility Lease or increases in any material respect the obligations or liabilities of the applicable Borrowing Base Guarantor thereunder; provided, however, that to the extent such amendment, modification or restructuring of a Facility Lease involves the replacement of a Tenant, (A) the Borrower shall have delivered to the Lenders and the Administrative Agent the (1) identity of such proposed new tenant (the “New Tenant”), (2) the proposed lease with such New Tenant (the “New Lease”) and (3) such other information as reasonably requested and (B) provided that (1) such New Tenant is an Eligible Tenant, (2) the New Lease provides for rent payments in each year which are at least eighty percent (80%) of the rent payments in each year due under the lease being amended, modified or replaced (the “Existing Facility Lease”) and (3) the New Lease is otherwise substantially similar in all material respects to the Existing Facility Lease, then within fifteen (15) Business Days after receiving the foregoing information from the Borrower, if the Required Lenders have not either approved or disapproved such proposal, the Required Lenders shall be deemed to have approved such proposal. 7.12 Ownership of Subsidiaries. Notwithstanding any other provisions of this Credit Agreement to the contrary, (a) no Borrowing Base Guarantor shall own any Capital Stock of any other entity; (b) no Person other than the REIT Guarantor shall own the Capital Stock of the Borrower; (c) no Person other than the Borrower shall own any Capital Stock of any Borrowing Base Guarantor; (d) the Borrower shall not permit, create, incur, assume or suffer to exist any Lien on any Capital Stock of any Borrowing Base Guarantor; and (e) the Borrower shall not permit, create, incur, assume or suffer to exist any Lien on its Capital Stock owned by the REIT Guarantor.

CHAR1\1316557v10 96 7.13 No Further Negative Pledges. No Borrowing Base Guarantor will enter into, assume or become subject to any Negative Pledges or agreement prohibiting or otherwise restricting the existence of any Lien upon any of its Property in favor of the Administrative Agent (for the benefit of the Lenders) for the purpose of securing the Obligations, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if such Property is given as security for the Obligations, except (a) in connection with any Permitted Lien described in clauses (a) through (j) in Section 7.01 or any document or instrument governing any Permitted Lien described in clauses (a) through (j) in Section 7.01, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (b) pursuant to customary restrictions and conditions contained in any agreement relating to the sale of any Property permitted under Section 7.07, pending the consummation of such sale and (c) restrictions arising in connection with the Sabra Senior Notes. 7.14 Limitation on Restricted Actions. No Borrowing Base Guarantor will, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to the REIT Guarantor on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) applicable Law, (iii) any Lien or any documentation or instrument governing any Lien permitted under Section 7.01 provided that any such restriction contained therein relates only to the asset or assets subject to such Lien, (v) customary restrictions and conditions contained in any agreement relating to the sale of any Borrowing Base Assets permitted under Section 7.07, pending the consummation of such sale, or (vi) the Sabra Senior Note Indentures. 7.15 Accounting Changes. No Credit Party will, nor will they permit any Subsidiary to, make any change in (a) accounting policies or reporting practices, except as required by GAAP, or (b) fiscal year. 7.16 Sanctions. The Borrower will not permit any Loan or the proceeds of any Loan, directly or indirectly, (a) to be lent, contributed or otherwise made available to fund any activity or business in any Designated Jurisdiction; (b) to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions; or (c) in any other manner that will result in any violation by any Person (including any Lender, Arranger, Administrative Agent, L/C Issuer or Swing Line Lender) of any Sanctions.

CHAR1\1316557v10 97 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. The Borrower or any other Credit Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, (ii) within three (3) Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five (5) Business Days after the earlier of (A) a Responsible Officer of any Credit Party becoming aware that the same has not been paid when due or (B) written notice from the Administrative Agent to the Borrower, any other amount payable herein or under any other Credit Document becomes due; or (b) Specific Covenants. The Borrower (or Credit Parties, as applicable) fail to perform or observe any term, covenant or agreement contained in any of Sections 6.03, 6.06, 6.10, 6.11, 6.13, 6.14, or 6.18 or Article VII; or (c) Other Defaults. (i) The Borrower (or Credit Parties, as applicable) fail to perform or observe any term, covenant or agreement contained in any of Sections 6.01 or 6.02 and such failure continues for five (5) days or (ii) any Credit Party fails to perform or observe any other covenant or agreement (not specified in subsection (a), (b) or (c)(i) above) contained in any Credit Document on its part to be performed or observed and such failure continues for thirty (30) days after the earlier of (i) a Responsible Officer of the REIT Guarantor or any Credit Party becoming aware of such default or (ii) written notice thereof by the Administrative Agent to the Borrower (or, if such failure cannot be reasonably cured within such period, sixty (60) days, so long as the applicable Credit Party has diligently commenced such cure and is diligently pursuing completion thereof); or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by the Credit Parties and contained in this Credit Agreement, in any other Credit Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made, provided to the extent any representation or warranty is qualified by a materiality standard, such representation or warranty shall fail to be accurate in all respects; or (e) Cross-Default. (i) there occurs any event of default (after the expiration of any applicable notice and/or cure period) under any of the Sabra Senior Notes Indentures, (ii) any Credit Party or any Subsidiary (A) fails to perform or observe (beyond the applicable notice and grace or cure period with respect thereto, if any) any Contractual Obligation if such failure could reasonably be expected to have a Material Adverse Effect, or (B) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise and beyond the applicable notice and grace or cure period with respect thereto, if any)

CHAR1\1316557v10 98 in respect of any Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or otherwise fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or cash collateral in respect thereof to be demanded, in each case to the extent such Indebtedness or other obligation is in an amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount; or (iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Credit Party or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) after expiration of any applicable notice and grace or cure periods or (B) any Termination Event (as so defined) under such Swap Contract as to which any Credit Party or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Person as a result thereof is greater than the Threshold Amount; or (f) Insolvency Proceedings, Etc. Any Credit Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its properties; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any Credit Party of Subsidiary or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding and, in any case with respect to the Subsidiary Guarantors (other than any Borrowing Base Guarantor) only, such action could reasonably be expected to have a Material Adverse Effect; or (g) Inability to Pay Debts; Attachment. (i) Any Credit Party or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the properties of any Credit Party or Subsidiary and is not released, vacated or fully bonded within thirty (30) days after its issue or levy and, in any case with respect to the Subsidiary Guarantors (other than any Borrowing Base Guarantor) only, such action could reasonably be expected to have a Material Adverse Effect; or (h) Judgments. There is entered against any Credit Party or any Subsidiary (i) any one or more final judgments or orders for the payment of money in an aggregate amount (as to

CHAR1\1316557v10 99 all such judgments or orders) exceeding (A) with respect to the Borrower, the Borrowing Base Guarantors and the REIT Guarantor, the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of the claim and does not dispute coverage) and (B) with respect to the other Consolidated Parties, an amount that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of ten (10) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Credit Party or any Subsidiary under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) any Credit Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable notice and grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Credit Documents; Guaranty. (i) Any Credit Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or as a result of satisfaction in full of all the Obligations or as a result of the Administrative Agent’s failure to record and/or file where and/or when appropriate any Collateral Documents or any continuation statements, ceases to be in full force and effect; or any Credit Party contests in any manner the validity or enforceability of any Credit Document; or any Credit Party denies that it has any or further liability or obligation under any Credit Document, or purports to revoke, terminate or rescind any Credit Document; (ii) except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary Guarantor not prohibited by the terms of this Credit Agreement, the Guaranty shall cease to be in full force and effect, or any Guarantor hereunder shall deny or disaffirm such Guarantor’s obligations under such Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty; or (iii) any Lien shall fail to be a first priority, perfected Lien on a material portion of the Collateral, taken as a whole; or (k) Change of Control. There occurs any Change of Control. 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

CHAR1\1316557v10 100 (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Credit Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to 105% of the then Outstanding Amount of all L/C Obligations); and (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Credit Documents; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Credit Party under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to provide Cash Collateral as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest but including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among the Lenders in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and L/C Borrowings and fees, premiums and scheduled periodic payments, and any interest accrued thereon, due under any Secured Swap Contract, ratably among the Lenders (and, in the case of such Secured Swap Contracts, Affiliates

CHAR1\1316557v10 101 of Lenders) and the L/C Issuer in proportion to the respective amounts described in this clause Third held by them; Fourth, to (a) payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, (b) payment of breakage, termination or other payments, and any interest accrued thereon, due under any Secured Swap Contract, (c) payments of amounts due under any Secured Treasury Management Agreement and (d) Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders (and, in the case of such Secured Swap Contracts and Secured Treasury Management Agreements, the holders of such Obligations) and the L/C Issuer in proportion to the respective amounts described in this clause Fourth held by them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. Subject to Section 2.03(c), amounts used to provide Cash Collateral for the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to Obligations otherwise set forth above in this Section. ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may

CHAR1\1316557v10 102 accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Credit Party or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable law; and (c) shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. Except as otherwise specifically set forth herein, the Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 9.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Credit Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any

CHAR1\1316557v10 103 Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Credit Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. 9.06 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged

CHAR1\1316557v10 104 from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Credit Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section, and such Lenders so acting shall have the benefit and protection of all provisions hereunder in favor of the Administrative Agent as if each of them were the Administrative Agent. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Credit Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.

CHAR1\1316557v10 105 9.08 No Other Duties; Etc. Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers, syndication agents, documentation agents or co-agents shall have any powers, duties or responsibilities under this Credit Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder. 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations arising under the Credit Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(i), 2.09 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. 9.10 Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien on any property granted to or held by the Administrative Agent

CHAR1\1316557v10 106 under any Credit Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is transferred or to be transferred as part of or in connection with any Disposition permitted hereunder or under any other Credit Document, or any release or replacement of any Borrowing Base Asset permitted in accordance with Section 9.11, or (iii) as approved in accordance with Section 10.01. The Lenders irrevocably authorize the Administrative Agent to release any Subsidiary Guarantor (but not the REIT Guarantor or any Borrowing Base Guarantor) from its obligations under the Guaranty in accordance with Section 11.08. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the authority of the Administrative Agent to release any Subsidiary Guarantor from its obligations hereunder pursuant to this Section 9.10. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release its interest in particular types or items of property pursuant to this Section 9.10. Upon the release of any Subsidiary Guarantor pursuant to this Section 9.10 or Section 11.08, the Administrative Agent shall (to the extent applicable) deliver to the Credit Parties, upon the Credit Parties' request and at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of such Guarantor from its obligations under the Credit Documents. 9.11 Addition/Removal of Borrowing Base Assets. (a) The Borrower may remove a Real Property Asset from the list of Borrowing Base Assets from the Liens and security interests of the Administrative Agent hereunder, if any, and under the Collateral Documents relating thereto (including for the purpose of complying with the covenants in Sections 6.11 and 7.03 hereof) and all Obligations hereunder and under the Collateral Documents through satisfaction of each of the following conditions: (i) the Borrower shall deliver to the Administrative Agent, not less than five (5) Business Days prior to the date of such requested release a written request for removal of the applicable Borrowing Base Asset; (ii) the Borrower shall deliver, together with such request for release, a pro forma Compliance Certificate showing that, on a pro forma basis, after giving effect to such release, (A) all financial covenants contained herein shall be satisfied and (B) the outstanding principal amount of Obligations shall be less than (y) the Aggregate Committed Amount and (z) the Borrowing Base Amount (after giving effect to the removal of such Borrowing Base Asset from the calculation of the Borrowing Base Amount, if applicable, any prepayment of principal which will be made in connection with such release and any addition of any Borrowing Base Asset to occur in connection with such release); (iii) a Responsible Officer of the REIT Guarantor or the Borrower shall certify in writing to the Administrative Agent that no Default or Event of Default shall exist

CHAR1\1316557v10 107 immediately after giving effect to the applicable release, any prepayment of principal which will be made in connection with such release and any addition of any Borrowing Base Asset to occur in connection with such release; (iv) the Administrative Agent shall have received evidence, acceptable to it in its discretion that the matters set forth in such request, Compliance Certificate and certification are true and correct in all material respects. To the extent all such conditions to release are satisfied, the Administrative Agent will, at the Borrower’s expense, within five (5) Business Days thereafter deliver to the applicable Borrower such documentation as is reasonably necessary to evidence the release of the Administrative Agent’s security interests, if any, in the released Borrowing Base Asset(s) and release from all other Obligations; (v) the aggregate undepreciated GAAP book value of the Borrowing Base Assets released (whether or not substituted therefore) in any fiscal year pursuant to this Section 9.11 shall not exceed $100,000,000 in the aggregate and the aggregate undepreciated GAAP book value of the Borrowing Base Assets released (whether or not substituted therefore) prior to the Maturity Date shall not, in any case (and regardless of whether the $100,000,000 per year limitation is met during any given year), exceed $200,000,000 in the aggregate; provided, however, that the foregoing limitations in this clause (v) shall not apply to (and shall not be deemed to include the value of) Real Property Assets removed from the list of Borrowing Base Assets solely for the purpose of complying with the covenants in Sections 6.11 and 7.03 hereof or to otherwise comply with the requirements set forth in the proviso to the definition of “Borrowing Base Amount”; and (vi) after giving effect to any such removal (x) there shall not be less than eight (8) Borrowing Base Assets remaining in the Borrowing Base and (y) the undepreciated GAAP book value of the Borrowing Base Assets shall not be less than $150,000,000. (b) The Borrower shall deliver to the Administrative Agent, immediately upon a Responsible Officer of any Credit Party obtaining knowledge of a Borrowing Base Asset failing to qualify as such, a pro forma Borrowing Base Certificate (which certificate shall include an update to the information set forth on Schedule 5.12) demonstrating that, upon giving effect to the removal from the calculation of the Borrowing Base Amount attributable to such former Borrowing Base Asset, the Borrower shall be in compliance with Section 2.01(a) hereof. (c) The Borrower shall not include any Real Property Asset as a Borrowing Base Asset on any schedule, Borrowing Base Certificate or Compliance Certificate delivered in connection with this Credit Agreement unless (i) such Real Property Asset meets the definition of Borrowing Base Asset and the Borrower has otherwise satisfied the requirements set forth in this Agreement and (ii) such Real Property Asset continues to qualify as a Borrowing Base Asset as of the date of such inclusion. (d) The Borrower may, at any time after the Closing Date, include additional Real Property Assets as Borrowing Base Assets to the extent such additional Real Property Asset

CHAR1\1316557v10 108 satisfies the requirements set forth in the definition of Borrowing Base Assets, including, without limitation, delivery of each of the Borrowing Base Asset Deliverables with respect thereto. Administrative Agent hereby agrees that such Real Property Assets may be acquired through the acquisitions of direct or indirect interest in any entity holding title to such Real Property Asset(s). ARTICLE X MISCELLANEOUS 10.01 Amendments, Etc. No amendment or waiver of any provision of this Credit Agreement or any other Credit Document, and no consent to any departure by the Borrower or any other Credit Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Credit Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender; (b) postpone any date fixed by this Credit Agreement or any other Credit Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Credit Document without the written consent of each Lender directly affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or any fees or other amounts payable hereunder or under any other Credit Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate; (d) change Section 2.12 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; (e) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender; (f) release all or substantially all of the Collateral in any transaction or series of related transactions without the written consent of each Lender; or

CHAR1\1316557v10 109 (g) release all or substantially all of the Subsidiary Guarantors from their obligations hereunder (other than as provided herein or as appropriate in connection with transactions permitted hereunder) or release the REIT Guarantor from the Guaranty without the written consent of each Lender; and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Credit Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Credit Agreement and (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Credit Agreement or any other Credit Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. 10.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Credit Parties, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

CHAR1\1316557v10 110 (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to service of process or to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Credit Parties, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Credit Parties’ or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Credit Parties, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Credit Parties, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other

CHAR1\1316557v10 111 communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Credit Parties or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Credit Parties even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Credit Parties shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Credit Parties. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Credit Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Credit Document, the authority to enforce rights and remedies hereunder and under the other Credit Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Credit Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case

CHAR1\1316557v10 112 may be) hereunder and under the other Credit Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.12), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Credit Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.12, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Credit Parties shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Credit Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of- pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Credit Agreement and the other Credit Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of- pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Credit Parties. The Credit Parties shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, penalties and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Credit Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Credit Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Credit Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of

CHAR1\1316557v10 113 Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Credit Party, or any Environmental Liability related in any way to any Credit Party, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Credit Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, penalties or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Credit Party against such Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Credit Document, if such Borrower or such other Credit Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. (c) Reimbursement by Lenders. To the extent that the Credit Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Revolving Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.11(e). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Credit Parties shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Credit Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

CHAR1\1316557v10 114 (f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Credit Parties is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Credit Agreement. 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Credit Agreement and the other Credit Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

CHAR1\1316557v10 115 (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

CHAR1\1316557v10 116 (D) the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender for any assignment in respect of Revolving Loans and Revolving Commitments. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Borrower. No such assignment shall be made to any Credit Party or any of the Credit Parties’ Affiliates or Subsidiaries. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

CHAR1\1316557v10 117 (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Credit Parties or the Administrative Agent, sell participations to any Person (other than a natural person or the Credit Parties or any of the Credit Parties’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Credit Parties, the Administrative Agent, the other Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01(a) that affects such Participant. Subject to subsection (e) of this Section, the Credit Parties agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Limitation on Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal

CHAR1\1316557v10 118 Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Commitment and Revolving Loans pursuant to subsection (b) above, Bank of America may, (i) upon thirty days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon thirty days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (2) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. 10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Credit Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Credit Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.01(d) or (ii) any

CHAR1\1316557v10 119 actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Credit Party and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section by the disclosing person or (ii) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Credit Parties. For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof, provided that, in the case of information received from a Credit Party or any such Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent and the Lenders acknowledge that (a) the Information may include material non-public information concerning the Credit Parties, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. 10.08 Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Credit Parties against any and all of the obligations of the Credit Parties now or hereafter existing under this Agreement or any other Credit Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Credit Agreement or any other Credit Document and although such obligations of the Credit Parties may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. Notwithstanding the provisions of this Section 10.08, if at any time any Lender or any of their respective Affiliates maintains one or more deposit accounts for the Borrower or any other Credit Party into which Medicare and/or Medicaid receivables are deposited, such Person shall waive the right of setoff set forth herein.

CHAR1\1316557v10 120 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Credit Document, the interest paid or agreed to be paid under the Credit Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 10.10 Counterparts; Integration; Effectiveness. This Credit Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Credit Agreement and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Credit Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Credit Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Credit Agreement. 10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Extension or Credit, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 10.12 Severability. If any provision of this Credit Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Credit Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the

CHAR1\1316557v10 121 illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.13 Replacement of Lenders. If any Lender can no longer make Eurodollar Loans under Section 3.02 or if any Lender is a Defaulting Lender, or if any Lender (a “Non-Consenting Lender”) refuses to consent to an amendment, modification or waiver of this Agreement that, pursuant to Section 10.01, requires consent of 100% of the Lenders or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Credit Agreement and the related Credit Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and (d) such assignment does not conflict with applicable Laws. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 10.14 Governing Law; Jurisdiction; etc.. (a) GOVERNING LAW. THIS CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF

CHAR1\1316557v10 122 AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF SUCH STATE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (c) WAIVER OF VENUE. THE BORROWER AND EACH OTHER CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS CREDIT AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 10.15 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS

CHAR1\1316557v10 123 AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.16 No Conflict. To the extent there is any conflict or inconsistency between the provisions hereof and the provisions of any other Credit Document, this Credit Agreement shall control. 10.17 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), the Borrower, on behalf of itself and the other Credit Parties, acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Credit Agreement provided by the Administrative Agent, the Lenders and the Arranger are arm’s-length commercial transactions between the Credit Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the Lenders and the Arranger, on the other hand, (B) each of the Credit Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Credit Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (ii) (A) the Administrative Agent, each Lender and each Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Credit Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, any Lender nor any Arranger has any obligation to any Credit Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; and (iii) the Administrative Agent, the Lenders and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Credit Parties and their respective Affiliates, and neither the Administrative Agent, any Lender nor any Arranger has any obligation to disclose any of such interests to the Credit Parties or any of their respective Affiliates. To the fullest extent permitted by law, each of the Credit Parties hereby waives and releases any claims that it may have against the Administrative Agent, the Lenders and the Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 10.18 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic

CHAR1\1316557v10 124 Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 10.19 USA Patriot Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Credit Party in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. 10.20 California Real Property Assets. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AT ANY TIME THAT ANY OF THE OBLIGATIONS SHALL BE SECURED BY REAL PROPERTY ASSETS LOCATED IN CALIFORNIA, NO LENDER SHALL EXERCISE A RIGHT OF SETOFF, LENDER’S LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY CREDIT DOCUMENT UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED LENDERS OR, TO THE EXTENT REQUIRED BY SECTION 8.3 OF THIS AGREEMENT, ALL OF THE LENDERS, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE ADMINISTRATIVE AGENT PURSUANT TO THE COLLATERAL DOCUMENTS OR THE ENFORCEABILITY OF THE OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OR ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE PARTIES AS REQUIRED ABOVE, SHALL BE NULL AND VOID. THIS PARAGRAPH SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS. ARTICLE XI GUARANTY 11.01 The Guaranty. Each of the Guarantors hereby jointly and severally guarantees to each Lender and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise)

CHAR1\1316557v10 125 strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Swap Contracts the obligations of each Guarantor under this Agreement and the other Credit Documents shall not exceed an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under applicable Debtor Relief Laws. 11.02 Obligations Unconditional. The obligations of the Guarantors under Section 11.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Swap Contracts, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 11.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Credit Party for amounts paid under this Article XI until such time as the Obligations have been paid in full and the Commitments have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder, which shall remain absolute and unconditional as described above: (a) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of any of the Credit Documents or any Swap Contract between any Credit Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Swap Contracts shall be done or omitted; (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented, waived or amended in any respect, or any right under any of the Credit Documents or any Swap Contract between any Credit Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or any Swap Contract shall be waived or any other guarantee of

CHAR1\1316557v10 126 any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected, or shall be released in accordance with the terms of this Agreement; (e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of the Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of the Guarantor); or (f) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents or any Swap Contract between any Credit Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or any Swap Contract or against any other Person under any other guarantee of, or security for, any of the Obligations. 11.03 Reinstatement. The obligations of the Guarantors under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, the fees, charges and disbursements of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. 11.04 Certain Additional Waivers. Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 11.02 and through the exercise of rights of contribution pursuant to Section 11.06. 11.05 Remedies. The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 8.02) for purposes of Section 11.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and

CHAR1\1316557v10 127 payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof. 11.06 Rights of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Credit Documents and no Guarantor shall exercise such rights of contribution until all Obligations have been paid in full and the Commitments have terminated. 11.07 Guarantee of Payment; Continuing Guarantee. The guarantee in this Article XI is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising. 11.08 Release of Subsidiary Guarantors; Certain Exempt Subsidiaries. Within five (5) Business Days following the written request by a Responsible Officer of Borrower, the Administrative Agent, on behalf of the Lenders, shall release a Subsidiary Guarantor (other than a Borrowing Base Guarantor) from its obligations under the Guaranty to the extent that the following conditions are satisfied to the reasonable satisfaction of the Administrative Agent: (a) there is no Event of Default existing under the Agreement either at the time of such request or at the time such Subsidiary Guarantor is released; and (b) such Responsible Officer of Borrower delivers to Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent stating that (i) such request is being made in connection with any of the following: (A) such Subsidiary Guarantor becoming an Unrestricted Subsidiary under both Sabra Senior Note Indentures; (B) such Subsidiary Guarantor is obtaining financing to be secured by, among other things, real property owned or ground leased by such Subsidiary Guarantor and the terms of such financing prohibits such Subsidiary Guarantor from remaining obligated under the Guaranty; (C) such Subsidiary Guarantor is acquiring an entity which owns, or assets which include, real property upon which existing financing is to be assumed by such Subsidiary Guarantor and the terms of such existing financing prohibit such Subsidiary Guarantor from remaining obligated under the Guaranty; (D) such Subsidiary Guarantor is acquiring an entity which owns, or assets which include, real property and, in connection therewith, such Subsidiary Guarantor is obtaining acquisition financing, the terms of which prohibit such Subsidiary Guarantor from remaining obligated under the Guaranty; or (E) such Subsidiary Guarantor is being released from its obligation with respect to both Sabra Senior Note Indentures for any reason not described in clauses (A) through (D) above and (ii) such Subsidiary Guarantor will also be released from its guaranty obligations under the Sabra Senior Notes. In addition, a Subsidiary shall not be required to become a Subsidiary Guarantor hereunder (a) to the extent it is being acquired or being formed in connection with any of the transactions described in clauses (b)(i)(A) through (D) above, and the terms of the applicable financing documentation prohibit such Subsidiary from becoming a Subsidiary Guarantor hereunder, or (b)

CHAR1\1316557v10 128 if such Subsidiary is otherwise not required by the terms of either of the Sabra Senior Note Indentures to become a guarantor of any of the obligations thereunder. 11.09 Keepwell. Each Credit Party that is a Qualified ECP Guarantor at the time the Guaranty in this Article XI by any Credit Party that is not then an “eligible contract participant” under the Commodity Exchange Act (a “Specified Loan Party”) or the grant of a security interest under the Credit Documents by any such Specified Loan Party, in either case, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Credit Documents in respect of such Swap Obligation on (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article XI voidable under applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each applicable Credit Party under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Credit Party intends this Section to constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Credit Party that would otherwise not constitute an Eligible Contract Participant for any Swap Obligation for all purposes of the Commodity Exchange Act. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CHAR1\1316557v10 IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the date first above written. BORROWER: SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership By: SABRA HEALTH CARE REIT, INC., its general partner By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer

CHAR1\1316557v10 REIT GUARANTOR: SABRA HEALTH CARE REIT, INC., a Maryland corporation By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer GUARANTORS: SABRA IDAHO, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SUNSET POINT NURSING CENTER LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA NEW MEXICO, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA OHIO, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA KENTUCKY, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA NC, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer

CHAR1\1316557v10 SABRA CONNECTICUT II, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer WEST BAY NURSING CENTER LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer CONNECTICUT HOLDINGS I LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA HEALTH CARE DELAWARE, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA HEALTH CARE PENNSYLVANIA, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA GAYLORD LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA CADILLAC LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer

CHAR1\1316557v10 SABRA MIDLAND LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA GREENVILLE LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA MECOSTA LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA MANISTEE LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA TAWAS LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA MASON LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA ALPENA LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer

CHAR1\1316557v10 SABRA HEALTH CARE, L.L.C. By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer NEW HAMPSHIRE HOLDINGS, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer NORTHWEST HOLDINGS I, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer 395 HARDING STREET, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer 1104 WESLEY AVENUE, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer KENTUCKY HOLDINGS I, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA LAKE DRIVE, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer

CHAR1\1316557v10 BAY TREE NURSING CENTER, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA HEALTH CARE HOLDINGS I, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA HEALTH CARE HOLDINGS II, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA HEALTH CARE HOLDINGS III, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA HEALTH CARE HOLDINGS IV, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA CAPITAL CORPORATION By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA TEXAS GP, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer

CHAR1\1316557v10 SABRA MICHIGAN LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA CALIFORNIA II, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA PHOENIX WISCONSIN, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA HEALTH CARE VIRGINIA, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer ORCHARD RIDGE NURSING CENTER, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA HEALTH CARE FRANKENMUTH, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA HEALTH CARE NORTHEAST, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer

CHAR1\1316557v10 OAKHURST MANOR NURSING CENTER, LLC By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA TEXAS PROPERTIES, L.P. By: Sabra Texas GP, LLC, its general partner By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA TEXAS PROPERTIES II, L.P. By: Sabra Texas GP, LLC, its general partner By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer SABRA TEXAS HOLDINGS, L.P. By: Sabra Texas Holdings GP, LLC, its general partner By: /s/ Harold Andrews Name: Harold Andrews Title: Chief Financial Officer HHC 1998-1 TRUST By: /s/ Harold Andrews Name: Harold Andrews, as Trustee and not individually

CHAR1\1316557v10 LENDERS: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Darleen R. Parmelee Name: Darleen R. Parmelee Title: Assistant Vice President BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender By: /s/ Yinghua Zhang Name: Yinghua Zhang Title: Vice President

CHAR1\1316557v10 BARCLAYS BANK PLC, as a Lender By: /s/ Noam Azachi Name: NOAM AZACHI Title: VICE PRESIDENT

CHAR1\1316557v10 CITIBANK, N.A., as a Lender By: /s/ John C. Rowland Name: John C. Rowland Title: Vice President

CHAR1\1316557v10 CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: /s/ Thomas Randolph Name: Thomas Randolph Title: Managing Director By: /s/ John Bosco Name: John Bosco Title: Vice President

CHAR1\1316557v10 RBS CITIZENS, N.A., as a Lender By: /s/ Brad Bindas Name: Brad Bindas Title: Vice President

CHAR1\1316557v10 ROYAL BANK OF CANADA, as a Lender By: /s/ Joshua Freedman Name: Joshua Freedman Title: Authorized Signatory

CHAR1\1316557v10 WELLS FARGO BANK, N.A., as a Lender By: /s/ Mark Magdaleno Name: Mark Magdaleno Title: Senior Vice President

CHAR1\1316557v10 RAYMOND JAMES BANK, N.A., as a Lender By: /s/ Thomas G. Scott Name: Thomas G. Scott Title: Senior Vice President

CHAR1\1316557v10 ONEWEST BANK, FSB as a Lender By: /s/ John Farrace Name: John Farrace Title: EVP

CHAR1\1316557v10 STIFEL BANK & TRUST, as a Lender By: /s/ Joseph L. Sooter, Jr. Name: Joseph L. Sooter, Jr. Title: Senior Vice President

CHAR1\1316557v10 THE BANK OF EAST ASIA, LIMITED, LOS ANGELES BRANCH, as a Lender By: /s/ Chong Tan Name: Chong Tan Title: VP & Credit Manager By: /s/ David Loh Name: David Loh Title: Chief Lending Officer

CHAR1\1319314v3 AMENDED AND RESTATED PLEDGE AGREEMENT THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this “Agreement”), entered into as of July 29, 2013 among Sabra Health Care Limited Partnership (the “Company”), the other parties identified as “Pledgors” on the signature pages hereto and such other parties that may become Pledgors hereunder after the date hereof (together with the Company, the “Pledgors” and each individually a “Pledgor”) and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the holders of the Secured Obligations (defined below), amends and restates that certain Pledge Agreement dated as of December 9, 2010 by and among certain of the Pledgors and Bank of America, N.A, as administrative agent (the “Original Pledge Agreement”). RECITALS WHEREAS, pursuant the certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the “Credit Agreement”) among the Company, Sabra Health Care REIT, Inc., the other Guarantors party thereto, the Lenders party thereto and the Administrative Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to participate in Letters of Credit under the Credit Agreement that the Pledgors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations. NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Definitions. (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms shall have the meanings set forth in the Uniform Commercial Code as in effect from time to time in the state of New York (except as such term may be used in connection with the perfection of the Pledged Collateral and then the applicable jurisdiction with respect to such affected Pledged Collateral shall apply) (the “UCC”): Accessions, Adverse Claim, Financial Asset, Instrument, Proceeds, Securities Account, Security Entitlement and Security. (b) “Equity Interests” shall mean (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general, preferred or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers or could confer on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, including, without limitation, options, warrants and any other “equity security” as defined in Rule 3a11-1 of the Exchange Act. (c) “Secured Obligations” means the collective reference to all of the Obligations, now existing or hereafter arising pursuant to the Credit Documents, owing from the Borrowers or any other Credit Party to any Lender or the Administrative Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including,

2 CHAR1\1319314v3 without limitation, all liabilities arising under Swap Contracts in connection with the Loans between any Credit Party and any Lender, or any Affiliate of a Lender (excluding any Excluded Swap Obligations), and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing. (d) “Termination Date” means the later of (i) the date upon which the Commitments terminate or otherwise expire in accordance with the terms of the Credit Agreement and (ii) the date on which all Obligations (other than indemnification obligations and other contingent obligations for which no claim has been asserted that survives the termination of the Credit Agreement or any other applicable Credit Document) are paid in full. 2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Pledgor hereby pledges and grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in any and all right, title and interest of such Pledgor in the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Pledged Collateral”): (a) Pledged Equity Interests. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Equity Interests of each direct Domestic Subsidiary of such Pledgor which is a Borrowing Base Guarantor or which is a direct or indirect owner of the Equity Interests of a Borrowing Base Guarantor and (ii) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (or such greater percentage that, due to a change in an applicable Law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent and (B) could not reasonably be expected to cause any material adverse tax consequences) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each direct Foreign Subsidiary of such Pledgor which is a direct or indirect owner of the Equity Interests of a Borrowing Base Guarantor, in each case, together with the certificates (or other agreements or instruments), if any, representing such Equity Interests, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Equity Interests and other interests described in clauses (1) and (2) below, the “Pledged Equity”), including, but not limited to, the following: (1) all Equity Interests representing a dividend on any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect of the Pledged Equity; and (2) in the event of any consolidation or merger involving the issuer of any Pledged Equity and in which such issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of the Pledgor. (b) Accessions and Proceeds. All Accessions and all Proceeds of the foregoing, however and whenever acquired and in whatever form.

3 CHAR1\1319314v3 The Pledgors and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising. The Pledgors hereby authorize the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Pledged Collateral as “all personal property”, “all assets” or words of similar meaning). 3. Representations and Warranties. Each Pledgor hereby represents and warrants to the Administrative Agent, for the benefit of the holders of the Secured Obligations as follows: (a) Legal Name; Chief Executive Office. Each Pledgor’s exact legal name, state of incorporation or formation, principal place of business and chief executive office as of the Closing Date are (and for the four (4) months prior to the date hereof has been) as set forth on Schedule 4(a) attached hereto. (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of all Liens, other than Permitted Liens. There exists no Adverse Claim with respect to the Pledged Equity owned by such Pledgor. (c) Security Interest/Priority. This Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, in the Pledged Collateral. The taking of possession by the Administrative Agent of the certificated securities (if any) evidencing the Pledged Equity and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Administrative Agent's security interest in all the Pledged Equity evidenced by such certificated securities (so long as the Administrative Agent takes possession thereof without knowledge that its security interest therein violates the rights of another secured party). Upon the filing of UCC financing statements in the location of the Pledgor’s state of organization, the Administrative Agent shall have a first priority perfected security interest in all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute a Security pursuant to Section 8-103(c) of the UCC. With respect to any Pledged Collateral consisting of a Security Entitlement or held in a Securities Account, upon execution and delivery by the applicable Pledgor, the applicable Securities Intermediary and the Administrative Agent of an agreement granting “control” (as defined in Section 8-106 or 9-104 of the UCC, as applicable) to the Administrative Agent over such Pledged Collateral, the Administrative Agent shall have a valid and perfected, first priority security interest in such Pledged Collateral. Except as set forth in this section, no action is necessary to perfect or otherwise protect such security interest. (d) Authorization of Pledged Equity. All Pledged Equity is duly authorized and validly issued, is fully paid and, to the extent applicable, nonassessable and is not subject to the preemptive rights of any Person. (e) Pledged Equity Interests. As of the Closing Date, Schedule 2(a) hereto sets forth the number of shares pledged, the certificate number of the shares pledged and the percentage of equity owned by each Pledgor in a Borrowing Base Guarantor or any Person which directly or indirectly owns the Equity Interests of a Borrowing Base Guarantor.

4 CHAR1\1319314v3 (f) Partnership and Limited Liability Company Interests. Except as previously disclosed in writing to the Administrative Agent, none of the Pledged Equity consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security or (iv) is held in a Securities Account. (g) Consents; Etc. There are no restrictions in any Organization Document governing any Pledged Equity or any other document related thereto which would limit or restrict (i) the grant of a Lien pursuant to this Agreement on such Pledged Equity, (ii) the perfection of such Lien or (iii) the exercise of remedies in respect of such perfected Lien in the Pledged Equity as contemplated by this Agreement other than those for which consents have already been obtained. Except for (i) the filing or recording of UCC financing statements, (ii) obtaining “control” (as defined in Section 8-106 or 9-104 of the UCC, as applicable) to perfect the Liens created by this Agreement (to the extent required under Section 4(a) hereof), (iii) such actions as may be required by applicable foreign Laws affecting the pledge of the Pledged Equity of Foreign Subsidiaries and (iv) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of any Pledgor), is required for (A) the grant by such Pledgor of the security interest in the Pledged Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Pledgor, (B) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control or (C) the exercise by the Administrative Agent or the holders of the Secured Obligations of the rights and remedies provided for in this Agreement. 4. Covenants. Each Pledgor covenants that, until the Termination Date, such Pledgor shall: (a) Other Liens. Defend the Pledged Collateral against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Pledged Collateral or any interest therein, except as permitted under the Credit Agreement or any other Credit Document. (b) Delivery of Certificates and Instruments. Deliver to the Administrative Agent promptly upon the receipt thereof by or on behalf of any Pledgor, all certificates and instruments constituting Pledged Equity (if any). Prior to delivery to the Administrative Agent, all such certificates constituting Pledged Equity shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(b) hereto. (c) Filing of Financing Statements, Notices, etc. Each Pledgor shall execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder, including such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (ii) to consummate the transactions contemplated hereby and

5 CHAR1\1319314v3 (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. Furthermore, each Pledgor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Pledgor’s attorney in fact with full power and for the limited purpose to sign in the name of such Pledgor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until such time as the Secured Obligations arising under the Credit Documents have been paid in full and the Commitments have expired or been terminated. Each Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Pledgor wherever the Administrative Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Pledged Collateral of the Pledgor or any part thereof, or to any of the Secured Obligations, each Pledgor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if any Pledgor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Pledgor pursuant to the power of attorney granted hereinabove). If any Pledged Collateral is in the possession or control of any Pledgor’s agents and the Administrative Agent requests, each Pledgor agrees to notify such agents in writing of the Administrative Agent’s security interest therein and, upon the Administrative Agent’s request, instruct them to hold all such Pledged Collateral for the Administrative Agents’ account and subject to the Administrative Agent’s instructions. Unless an Event of Default has occurred and is continuing, the Administrative Agent shall not give any instructions to any Pledgor’s agents pursuant to the immediately preceding sentence. (d) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Equity of such Pledgor to mark its books and records) to reflect the security interest granted pursuant to this Agreement. (e) Issuance or Acquisition of Equity Interests. Not without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset. 5. Advances. If any Event of Default has occurred and is continuing, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf

6 CHAR1\1319314v3 of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any Default or Event of Default. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP. 6. [Reserved]. 7. Remedies. (a) General Remedies. If an Event of Default has occurred and is continuing, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in any Swap Contract between any Pledgor and any Lender in connection with the Loans or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Pledged Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Pledged Collateral). (b) Sale of Pledged Collateral. If an Event of Default has occurred and is continuing, the Administrative Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each of the Pledgors hereby waives to the fullest extent permitted by Law, at any place and time or times, sell and deliver any or all Pledged Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker's board or elsewhere, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Pledged Equity, that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Neither the Administrative Agent's compliance with applicable Law nor its disclaimer of warranties relating to the Pledged Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Pledgor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 10.02 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of

7 CHAR1\1319314v3 1933), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Administrative Agent may, in such event, bid for the purchase of such securities. The Administrative Agent shall not be obligated to make any sale or other disposition of the Pledged Collateral regardless of notice having been given. To the extent permitted by applicable Law, any holder of Secured Obligations may be a purchaser at any such sale. To the extent permitted by applicable Law, each Pledgor hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Pledged Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place. (d) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Agreement, any other Credit Document, any Swap Contract between any Credit Party and any Lender in connection with the Loans or as provided by law, or any delay by the Administrative Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the holders of the Secured Obligations shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the holders of the Secured Obligations, nor any party acting as attorney for the Administrative Agent or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the holders of the Secured Obligations under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the holders of the Secured Obligations may have. (e) Retention of Collateral. The Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason. (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the holders of the Secured Obligations are legally entitled, the Pledgors shall be jointly and severally liable with the other Credit Parties for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto. 8. Rights of the Administrative Agent. (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Administrative Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions with respect to the Pledged Collateral if an Event of Default has occurred and is continuing, and upon

8 CHAR1\1319314v3 either acceleration of the Secured Obligations pursuant to the terms and conditions of the Credit Agreement or the maturity of the Secured Obligations and the Pledgor’s failure to pay the Secured Obligations: (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Administrative Agent may reasonably determine; (ii) to commence and prosecute any actions at any court for the purposes of collecting any Pledged Collateral and enforcing any other right in respect thereof; (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate; (iv) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein; (v) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral; (vi) to exchange any of the Pledged Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may reasonably deem appropriate; (vii) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral into the name of the Administrative Agent or one or more of the holders of the Secured Obligations or into the name of any transferee to whom the Pledged Collateral or any part thereof may be sold pursuant to Section 7 hereof; (viii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral; (ix) to direct any parties liable for any payment in connection with any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (x) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral; and (xi) do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral.

9 CHAR1\1319314v3 This power of attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral. (b) Assignment by the Administrative Agent. In connection with the resignation or replacement of the Administrative Agent and subject to the terms of the Credit Agreement, the Administrative Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto. (c) The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each Pledgor shall be responsible for preservation of all rights in the Pledged Collateral, and the Administrative Agent shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Pledged Collateral. In the event of a public or private sale of Pledged Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to preserve rights against any parties with respect to any Pledged Collateral. (d) Voting and Payment Rights in Respect of the Pledged Equity. (i) So long as no Event of Default shall exist, each Pledgor may (A) exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of each Pledgor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement and (B) receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove), principal or interest paid in respect of the Pledged Equity to the extent they are allowed under the Credit Agreement; and (ii) During the continuance of an Event of Default, (A) all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (i)(A) above shall cease and all such rights shall thereupon become vested in the Administrative Agent which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of a Pledgor to receive the dividends, principal and interest payments which it would otherwise be authorized to

10 CHAR1\1319314v3 receive and retain pursuant to clause (i)(B) above shall cease and all such rights shall thereupon be vested in the Administrative Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends, principal and interest payments, and (C) all dividends, principal and interest payments which are received by a Pledgor contrary to the provisions of clause (ii)(B) above shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations. (e) Releases of Pledged Collateral. The Administrative Agent may release any of the Pledged Collateral from this Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Collateral not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted. 9. Application of Proceeds. Upon the acceleration of the Obligations pursuant to Section 8.02 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Pledged Collateral, when received by the Administrative Agent or any holder of the Secured Obligations, will be applied in reduction of the Secured Obligations in the order set forth in Section 8.03 of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent’s sole discretion (but subject to Section 8.03 of the Credit Agreement), notwithstanding any entry to the contrary upon any of its books and records. 10. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Administrative Agent employs counsel to prepare or consider reasonably necessary amendments, waivers or consents with respect to this Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Agreement or with respect to the Pledged Collateral, then each Pledgor agrees to pay within twenty (20) Business Days after a reasonably detailed written invoice therefor is received by such Pledgor (or upon demand if there is then a continuing Event of Default) any and all such reasonable and documented costs and expenses of the Administrative Agent, all of which costs and expenses shall constitute Secured Obligations hereunder. 11. Continuing Agreement. (a) This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until the Termination Date. Upon such payment and termination, this Agreement shall be automatically terminated and the Administrative Agent and the Lenders shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Agreement. (b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any holder of the

11 CHAR1\1319314v3 Secured Obligations as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations. 12. Amendments; Waivers; Modifications. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 10.01 of the Credit Agreement; provided that any update or revision to Schedule 2(d) hereof delivered by a Pledgor shall not constitute an amendment for purposes of this Section 12 or Section 10.01 of the Credit Agreement. 13. Successors in Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the holders of the Secured Obligations hereunder, to the benefit of the Administrative Agent and the holders of the Secured Obligations and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder except as permitted by the terms of the Credit Agreement. 14. Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 10.02 of the Credit Agreement. 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. 16. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. 17. Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. 18. Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions. 19. Entirety. This Agreement, the other Credit Documents and any Swap Contract between any Credit Party and any Lender in connection with the Loans represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, any Swap Contract between any Credit Party and any Lender in connection with the Loans or the transactions contemplated herein and therein. 20. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Agreement, the other Credit Documents and any Swap Contract between any Credit Party and any Lender in connection with the Loans, the delivery of the Revolving Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

12 CHAR1\1319314v3 21. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders. 22. Credit Agreement. The Loans are governed by the terms and conditions set forth in the Credit Agreement and the other Credit Documents and in the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall control. 23. Renewal and Extension of Liens and Security Interests. The Pledgors acknowledge that the pledge and grant of liens and security interests made by the Pledgors to the Administrative Agent, for the benefit of the holders of the Secured Obligations, in the Original Pledge Agreement, are valid and subsisting, are not impaired or diminished hereby, and are extended and carried forward hereby to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations. [remainder of page intentionally left blank]

CHAR1\1319314v3 Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written. PLEDGORS: SABRA HEALTH CARE LIMITED PARTNERSHIP By: SABRA HEALTH CARE REIT, INC., its general partner By: Name: Title: SABRA MICHIGAN, LLC By: Name: Title: SABRA TEXAS GP, LLC By: Name: Title:

CHAR1\1319314v3 Accepted and agreed to as of the date first above written. BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title:

SCHEDULE 2(a)

**PLEDGED EQUITY**

**Pledgor: SABRA HEALTH CARE LIMITED PARTNERSHIP**

| Name of Subsidiary | Number of Shares | Certificate Number | Percentage Ownership |
|---|---|---|---|
| Sabra Texas Properties, L.P. | N/A | N/A | 99.9% |
| Sabra Texas Properties II, L.P. | N/A | N/A | 99.9% |
| Sabra Texas GP, LLC | N/A | N/A | 100% |
| Sabra Idaho, LLC | N/A | N/A | 100% |
| Sabra Kentucky, LLC | N/A | N/A | 100% |
| Connecticut Holdings I, LLC | N/A | N/A | 100% |
| Sunset Point Nursing Center LLC | N/A | N/A | 100% |
| West Bay Nursing Center LLC | N/A | N/A | 100% |
| Sabra Ohio, LLC | N/A | N/A | 100% |
| Sabra New Mexico, LLC | N/A | N/A | 100% |
| Sabra Health Care Delaware, LLC | N/A | N/A | 100% |
| Sabra Connecticut II, LLC | N/A | N/A | 100% |
| Sabra NC, LLC | N/A | N/A | 100% |
| Sabra Health Care Pennsylvania, LLC | N/A | N/A | 100% |
| Sabra Michigan, LLC | N/A | N/A | 100% |

**Pledgor: SABRA MICHIGAN, LLC**

| Name of Subsidiary | Number of Shares | Certificate Number | Percentage Ownership |
|---|---|---|---|
| Sabra Gaylord LLC | N/A | N/A | 100% |
| Sabra Cadillac LLC | N/A | N/A | 100% |
| Sabra Midland LLC | N/A | N/A | 100% |
| Sabra Greenville LLC | N/A | N/A | 100% |
| Sabra Mecosta LLC | N/A | N/A | 100% |
| Sabra Manistee LLC | N/A | N/A | 100% |
| Sabra Tawas LLC | N/A | N/A | 100% |

CHAR1\1319314v3

CHAR1\1319314v3 Sabra Mason LLC N/A N/A 100% Sabra Alpena LLC N/A N/A 100% Pledgor: SABRA TEXAS GP, LLC Sabra Texas Properties, L.P. N/A N/A .1% Sabra Texas Properties II, L.P. N/A N/A .1%

CHAR1\1319314v3 SCHEDULE 4(a) LEGAL NAME, STATE OF FORMATION, PRINCIPAL PLACE OF BUSINESS, CHIEF EXECUTIVE OFFICE Sabra Health Care Limited Partnership, a Delaware limited partnership 18500 Von Karman Avenue, Suite 550 Irvine, California 92612 Sabra Michigan, LLC, a Delaware limited liability company 18500 Von Karman Avenue, Suite 550 Irvine, California 92612 Sabra Texas GP, LLC, a Texas limited liability company 18500 Von Karman Avenue, Suite 550 Irvine, California 92612

CHAR1\1319314v3 EXHIBIT 4(b) IRREVOCABLE STOCK POWER FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following Equity Interests of _____________________, a ____________ corporation: No. of Shares Certificate No. and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Equity Interests and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist. _______________________________ By: Name: Title: